As filed with the Securities and Exchange Commission on March 3, 2022
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Main Street Capital Corporation
(Exact name of registrant as specified in charter)
1300 Post Oak Boulevard, 8th Floor
Houston, TX 77056
(713) 350-6000
(Address and telephone number, including area code, of principal executive offices)
Dwayne L. Hyzak
Chief Executive Officer
Main Street Capital Corporation
1300 Post Oak Boulevard, 8th Floor
Houston, TX 77056
(Name and address of agent for service)
COPIES TO:
Jason B. Beauvais Executive Vice President, General Counsel, Chief Compliance Officer and Secretary Main Street Capital Corporation 1300 Post Oak Boulevard, 8th Floor Houston, TX 77056	Harry S. Pangas, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006-1110
Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.
☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered in this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of additional securities pursuant to Rule 413(b) under the Securities Act.

Is it proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c) of the Securities Act
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is          .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is          .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .
Check each box that appropriately characterizes the Registrant:
☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS
Common Stock
Preferred Stock
Subscription Rights
Debt Securities

Main Street Capital Corporation is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market (“LMM”) companies and debt capital through our private loan and middle market investment strategies. Our LMM investment strategy involves investments in companies that generally have annual revenues between $10 million and $150 million and our LMM portfolio investments generally range in size from $5 million to $75 million. Our Middle Market investment strategy involves investments in companies that are generally larger in size than our LMM companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $25 million. Our Private Loan investment strategy involves investments in companies that are consistent with the size of the companies in our LMM and Middle Market investment strategies, and our Private Loan investments generally range in size from $10 million to $75 million.
We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.
We may offer, from time to time in one or more offerings or series, our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such circumstances as the U.S. Securities and Exchange Commission (the “SEC”) may permit. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.
Investing in our securities involves a high degree of risk and should be considered highly speculative. You should carefully review the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” included in or incorporated by reference into this prospectus, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering.
The LMM, Private Loan and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “MAIN.” On March 1, 2022, the last reported sale price of our common stock on the NYSE was $42.75 per share, and the net asset value per share of our common stock on December 31, 2021 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $25.29.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.
Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is March 3, 2022

This prospectus is part of an automatic registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under this shelf registration statement, we may offer, from time to time in one or more offerings or series, our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the

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applicable prospectus supplement and any related free writing prospectus, together with the additional information described in the section titled “Available Information.”
This prospectus may contain estimates and information concerning our industry that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.
This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”
You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.

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PROSPECTUS SUMMARY
This summary highlights information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.
Organization
Main Street Capital Corporation (“MSCC”) is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market (“LMM”) companies and debt capital to middle market (“Middle Market”) companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in a variety of industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.
MSCC was formed in March 2007 to operate as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP (“MSMF”) and Main Street Capital III, LP (“MSC III” and, together with MSMF, the “Funds”), and each of their general partners. The Funds are each licensed as a Small Business Investment Company (“SBIC”) by the United States Small Business Administration (“SBA”). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees, but instead directly incurs the operating costs associated with employing investment and portfolio management professionals.
MSC Adviser I, LLC (the “External Investment Manager”) was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries or their portfolio companies (“External Parties”) and receives fee income for such services. MSCC has been granted no-action relief by the SEC to allow the External Investment Manager to register as a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Since the External Investment Manager conducts all of its investment management activities for External Parties, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC’s consolidated financial statements.
MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that it distributes to its stockholders.
MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the “Taxable Subsidiaries”). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are “pass-through” entities for tax purposes.
Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our,” the “Company” and “Main Street” refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

Overview
Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and current income and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We seek to achieve our investment objective through our LMM, Private Loan, and Middle Market investment strategies.
Our LMM investment strategy involves investments in companies that generally have annual revenues between $10 million and $150 million and our LMM portfolio investments generally range in size from $5 million to $75 million. Our Middle Market investment strategy involves investments in companies that are generally larger in size than our LMM companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $25 million. Our private loan (“Private Loan”) investment strategy involves investments in companies that are consistent with the size of the companies in our LMM and Middle Market investment strategies, and our Private Loan investments generally range in size from $10 million to $75 million.
We seek to fill the financing gap for LMM businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a “one stop” financing solution. Providing customized, “one stop” financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date.
Private Loan investments consist generally of loans that have been originated directly by us or through strategic relationships with other investment funds on a collaborative basis and are often referred to in the debt markets as “club deals.” Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by a first priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.
Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing syndicated loans or debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by a first priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.
Our other portfolio (“Other Portfolio”) investments primarily consist of investments that are not consistent with the typical profiles for our LMM, Private Loan or Middle Market portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.
Subject to changes in our cash and overall liquidity, our investment portfolio may also include short-term portfolio investments that are atypical of our LMM, Middle Market and Private Loan portfolio investments in that they are intended to be a short-term deployment of capital. These assets are typically expected to be liquidated in one year or less and are not expected to be a significant portion of the overall investment portfolio.
Our external asset management business is conducted through the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

Our portfolio investments are generally made through MSCC, the Taxable Subsidiaries and the Funds. MSCC, the Taxable Subsidiaries and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes (see “Business — Regulation” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, incorporated by reference herein). An investor’s return in MSCC will depend, in part, on the Taxable Subsidiaries’ and the Funds’ investment returns as they are wholly owned subsidiaries of MSCC.
The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.
Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a better alignment of interests between our management team and our employees and our shareholders and a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
Through the External Investment Manager, we serve as the sole investment adviser and administrator to MSC Income pursuant to an Investment Advisory and Administrative Services Agreement entered into between the External Investment Manager and MSC Income (the “Advisory Agreement”). Under the Advisory Agreement, the External Investment Manager earns a 1.75% annual base management fee and a 20% incentive fee on MSC Income’s pre-investment fee net investment income above a specified hurdle rate, as well as an incentive fee on capital gains, in exchange for providing advisory services to MSC Income.
Additionally, the External Investment Manager has entered into an Investment Management Agreement with MS Private Loan Fund I, LP, a private investment fund with a strategy to co-invest with Main Street in Private Loan portfolio investments (the “Private Loan Fund”), pursuant to which the External Investment Manager provides investment advisory and management services to the Private Loan Fund in exchange for an asset-based fee and certain incentive fees.
We have entered into an agreement with the External Investment Manager to share employees in connection with its asset management business generally, and specifically for its relationship with MSC Income and its other clients. Through this agreement, we share employees with the External Investment Manager, including their related infrastructure, business relationships, management expertise and capital raising capabilities, and we allocate the related expenses to the External Investment Manager pursuant to the sharing agreement.
We have received an exemptive order from the SEC permitting co-investments among us, MSC Income and other funds and clients advised by the External Investment Manager in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made co-investments with, and in the future intend to continue to make co-investments with MSC Income, the Private Loan Fund and other clients advised by the External Investment Manager, in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for us and the External Investment Manager’s advised clients, as applicable, and if it is appropriate, to propose an allocation of the investment opportunity between such parties. Because the External Investment Manager may receive performance-based fee compensation from funds and clients advised by the External Investment Manager, this may provide the Company and the External Investment Manager an incentive to allocate opportunities to other participating funds and clients instead of us. However, both we and the External Investment Manager have policies and procedures in place to manage this conflict, including oversight by the independent members of our Board of Directors.
You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see “Risk Factors — Risks Related to Our Investments” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, for a more complete discussion of the risks involved with investing in our portfolio companies.
Our principal executive offices are located at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Risks Associated with Our Business
Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC.
Dividend Reinvestment and Direct Stock Purchase Plan
We have adopted a dividend reinvestment and direct stock purchase plan (the “Plan”). The Plan primarily consists of a dividend reinvestment feature and a direct stock purchase feature. The direct stock purchase feature of the Plan is designed to provide new investors and existing holders of our common stock with a convenient and economical method to purchase shares of our common stock and is described in more detail in a separate prospectus supplement. The dividend reinvestment feature of the Plan, or the dividend reinvestment plan, provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our dividend reinvestment plan, unless a stockholder has elected to receive dividends in cash. For more information, see “Dividend Reinvestment and Direct Stock Purchase Plan.”

The Offering
We may offer, from time to time in one or more offerings or series, our securities under this prospectus, together with the applicable prospectus supplement and any related free writing prospectus, at prices and on terms to be determined at the time of any offering. This prospectus provides you with a general description of the securities we may offer. Each time we offer a type or series of securities under this prospectus, we will provide a prospectus supplement that will describe the specific amounts, prices, and other important terms of the securities. The applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you may also add, update, or change information contained in this prospectus or in documents we have incorporated by reference.
Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.”
Set forth below is additional information regarding the offering of our securities:
Use of proceeds
Except as described in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from any offering pursuant to this prospectus to make investments in accordance with our investment objective and strategies, to pay our operating expenses and other cash obligations, and for general corporate purposes, including to repay or repurchase outstanding indebtedness, in which case the interest rate and maturity date of which will be described in a prospectus supplement or freewriting prospectus. See “Use of Proceeds.”
NYSE symbol
“MAIN”
Dividends and distributions
Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.
Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time.
When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders’ invested capital), investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.
Taxation
MSCC has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC for U.S. federal income tax purposes, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared on or prior to the later of (i) filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated. See “Certain U.S. Federal Income Tax Considerations.”
Dividend reinvestment and direct stock purchase plan
We have adopted a dividend reinvestment and direct stock purchase plan, or the Plan. The Plan primarily consists of a dividend reinvestment feature and a direct stock purchase feature. The direct stock purchase feature of the Plan is designed to provide new investors and existing holders of our common stock with a convenient and economical method to purchase shares of our common stock and is described in more detail in a separate prospectus supplement. The dividend reinvestment feature of the Plan, or the dividend reinvestment plan, provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our dividend reinvestment plan, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our registered stockholders (or stockholders holding shares through participating brokerage firms) who have not properly “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested into additional shares of our common stock. See “Dividend Reinvestment and Direct Stock Purchase Plan.”
Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment and Direct Stock Purchase Plan.”
Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Sales of common stock below net asset value
The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such circumstances as the SEC may permit. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so.

Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value.”
Available Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website is not incorporated into this prospectus or any related prospectus supplement, and you should not consider information contained on our website to be part of this prospectus or any related prospectus supplement.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Main Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.
Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%(1)
Offering expenses (as a percentage of offering price)	—%(2)
Dividend reinvestment and direct stock purchase plan expenses	—%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%(4)
Annual Expenses of the Company (as a percentage of net assets attributable to common stock):
Operating expenses	3.23%(5)
Interest payments on borrowed funds	3.57%(6)
Income tax expense	1.84%(7)
Acquired fund fees and expenses	0.30%(8)
Total annual expenses	8.94%

(1)
In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)
The expenses of administering our dividend reinvestment and direct stock purchase plan are included in operating expenses.

(4)
Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries.

(6)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(7)
Income tax expense relates to the accrual of (a) deferred tax provision (benefit) primarily related to loss carryforwards, timing differences in net unrealized appreciation or depreciation and other temporary book-tax differences from our portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Due to the variable nature of deferred tax expense, which can be a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2021.

(8)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$88	$253	$405	$736
The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on a valuation date determined by our Board of Directors for each dividend in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the plan administrator in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment and Direct Stock Purchase Plan” for additional information regarding our dividend reinvestment plan.

FINANCIAL HIGHLIGHTS
The financial data as of and for each of the ten years ended December 31, 2021 is set forth in “Note F — Financial Highlights” in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and incorporated by reference into this prospectus in its entirety. The financial data has been audited by Grant Thornton LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus. A copy of our Annual Report on Form 10-K filed with the SEC may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference into this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or our Annual Reports on Form 10-K filed with the SEC.
RISK FACTORS
Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC, which are incorporated by reference into this prospectus in their entirety, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Concerning Forward-Looking Statements.”
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:
•
our future operating results and dividend projections;

•
our business prospects and the prospects of our portfolio companies;

•
the impact of the investments that we expect to make;

•
the ability of our portfolio companies to achieve their objectives;

•
our expected financings and investments;

•
the adequacy of our cash resources and working capital; and

•
the timing of cash flows, if any, from the operations of our portfolio companies.

In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions, although not all forward-looking statements include these words or expressions. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC, and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus. Other factors that could cause actual results to differ materially include:
•
changes in the economy;

•
risks associated with possible disruption in our operations or the economy generally due to disease pandemic, acts of war, terrorist acts, cyberattacks or natural disasters; and

•
future changes in laws or regulations and conditions in our operating areas.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in any free writing prospectus we may authorize for use in connection with a specific offering, and in our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC. In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.
USE OF PROCEEDS
Except as described in any applicable prospectus supplement or in any free writing prospectuses we have authorized for use in connection with a specific offering, we intend to use the net proceeds from any offering pursuant to this prospectus to make investments in accordance with our investment objective and strategies, to pay our operating expenses and other cash obligations, and for general corporate purposes, including to repay or repurchase outstanding indebtedness, in which case the interest rate and maturity date of which will be described in a prospectus supplement or freewriting prospectus.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.
Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to Our Securities — We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC.

PRICE RANGE OF COMMON STOCK
Our common stock is traded on the NYSE under the symbol “MAIN.”
The following table sets forth, for the periods indicated, the range of high and low closing prices of our common stock as reported on the NYSE, and the sales price as a percentage of the net asset value per share of our common stock.
		Price Range		Premium of High Closing Price to NAV(2)	Premium of Low Closing Price to NAV(2)
	NAV(1)	High	Low
Year ending December 31, 2022
First Quarter (through March 1, 2022)	*	$44.88	$41.08	*	*
Year ended December 31, 2021
Fourth Quarter	$25.29	$46.61	$41.35	84%	64%
Third Quarter	24.27	42.81	40.20	76%	66%
Second Quarter	23.42	43.41	38.14	85%	63%
First Quarter	22.65	39.56	31.35	75%	38%
Year ended December 31, 2020
Fourth Quarter	$22.53	$32.59	$27.39	46%	23%
Third Quarter	21.52	33.01	28.66	53%	33%
Second Quarter	20.85	35.82	17.34	72%	-17%
First Quarter	20.73	45.00	15.74	117%	-24%

*
Net asset value has not yet been determined for the first quarter of 2022.

(1)
Net asset value per share, or NAV, is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Calculated for each quarter as (i) NAV subtracted from the respective high or low share price divided by (ii) NAV.

On March 1, 2022, the last sale price of our common stock on the NYSE was $42.75 per share, and there were approximately 360 holders of record of the common stock which did not include stockholders for whom shares are held in “nominee” or “street name.” The net asset value per share of our common stock on December 31, 2021 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $25.29, and the premium of the March 1, 2022 closing price of our common stock was 77% to this net asset value per share.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. Since our initial public offering in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value per share.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES
The following table sets forth certain unaudited information as of December 31, 2021 (dollars in thousands), for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of December 31, 2021, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investments in marketable securities and idle funds investments.
Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Control Investments(5)
Analytical Systems Keco Holdings, LLC
9515 Windfern Road Houston, TX 77064	Manufacturer of Liquid and Gas Analyzers
		Secured Debt(9)	8/16/2019	—	12.00% (L+10.00%, Floor 2.00%)	8/16/2024	$4,945	$4,736	$4,736
		Preferred Member Units(38)	8/16/2019	61.7%				3,200	—
		Preferred Member Units(38)	5/20/2021	64.7%				2,427	4,894
		Warrants(27)	8/16/2019	3.8%		8/16/2029		316	—
								10,679	9,630
ASC Interests, LLC
16500 Westheimer Parkway Houston, TX 77082	Recreational and Educational Shooting Facility
		Secured Debt	12/31/2019	—	13.00%	7/31/2022	200	200	200
		Secured Debt	8/1/2013	—	13.00%	7/31/2022	1,650	1,636	1,636
		Member Units	8/1/2013	48.4%				1,500	720
								3,336	2,556
ATS Workholding, LLC(10)
30222 Esperanza Rancho Santa Margarita, CA 92688	Manufacturer of Machine Cutting Tools and Accessories
		Secured Debt(14)	11/16/2017	—	5.00%	8/16/2023	4,794	4,635	3,005
		Preferred Member Units(38)	11/16/2017	41.9%				3,726	—
								8,361	3,005
Barfly Ventures, LLC(10)
3400 Carlisle Street, Suite 340 Dallas, TX 75204	Casual Restaurant Group
		Secured Debt	10/15/2020	—	7.00%	10/31/2024	711	711	711
		Member Units	10/26/2020	36.8%				1,584	1,930
								2,295	2,641
Bolder Panther Group, LLC
6790 Winchester Circle Boulder, CO 80301	Consumer Goods and Fuel Retailer
		Secured Debt(9)	12/31/2020	—	10.50% (L+9.00%, Floor 1.50%)	12/31/2025	39,000	38,687	39,000
		Class A Preferred Member Units(8)(39)	12/31/2020	—	14.00%			10,194	10,194
		Class B Preferred Member Units(8)(38)	12/31/2020	100.0%	8.00%			14,000	23,170
								62,881	72,364
Brewer Crane Holdings, LLC
12570 Highway 67 Lakeside, CA 92040	Provider of Crane Rental and Operating Services
		Secured Debt(9)	1/9/2018	—	11.00% (L+10.00%, Floor 1.00%)	1/9/2023	8,060	8,037	8,037
		Preferred Member Units(8)(38)	1/9/2018	80.0%				4,280	7,710
								12,317	15,747

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Bridge Capital Solutions Corporation
300 Motor Parkway, Suite 215 Hauppauge, NY 11788	Financial Services and Cash Flow Solutions Provider
		Secured Debt	7/25/2016	—	13.00%	12/11/2024	8,813	8,813	8,813
		Warrants(27)	7/25/2016	29.0%		7/25/2026		2,132	4,060
		Secured Debt(30)	7/25/2016	—	13.00%	12/11/2024	1,000	1,000	1,000
		Preferred Member Units(8)(30)(38)	7/25/2016	62.0%				1,000	1,000
								12,945	14,873
Café Brazil, LLC
202 West Main Street, Ste. 100 Allen, TX 75013	Casual Restaurant Group
		Member Units(8)	6/9/2006	69.0%				1,742	2,570
California Splendor Holdings LLC
7684 Saint Andrews Ave Suite A San Diego, CA 92154	Processor of Frozen Fruits
		Secured Debt(9)	3/30/2018	—	11.00% (L+10.00%, Floor 1.00%)	3/30/2023	28,000	27,915	27,915
		Preferred Member Units(8)(19)(38)	7/31/2019	96.2%	15.00% PIK			9,510	9,510
		Preferred Member Units(8)(38)	3/30/2018	63.4%				10,775	13,275
								48,200	50,700
CBT Nuggets, LLC
1550 Valley River Drive Eugene, OR 97401	Produces and Sells IT Training Certification Videos
		Member Units(8)	6/1/2006	40.8%				1,300	50,620
Centre Technologies Holdings, LLC
16801 Greenspoint Park Dr. #200 Houston, TX 77060	Provider of IT Hardware Services and Software Solutions
		Secured Debt(9)	1/4/2019	—	12.00% (L+10.00%, Floor 2.00%)	1/4/2024	9,416	9,370	8,864
		Preferred Member Units(38)	1/4/2019	70.4%				5,840	5,840
								15,210	14,704
Chamberlin Holding LLC
7510 Langtry St Houston, TX 77040	Roofing and Waterproofing Specialty Contractor
		Secured Debt(9)	2/26/2018	—	9.00% (L+8.00%, Floor 1.00%)	2/26/2023	17,817	17,738	17,817
		Member Units(8)	2/26/2018	44.1%				11,440	24,140
		Member Units(8)(30)	11/2/2018	45.8%				1,322	1,540
								30,500	43,497
Charps, LLC
453 Tower St NW Clearbrook, MN 56634	Pipeline Maintenance and Construction
		Unsecured Debt	8/26/2020	—	10.00%	1/31/2024	5,694	4,599	5,694
		Preferred Member Units(8)(38)	2/3/2017	80.0%				1,963	13,990
								6,562	19,684
Clad-Rex Steel, LLC
11500 W. King Street Franklin Park, IL 60131	Specialty Manufacturer of Vinyl-Clad Metal
		Secured Debt(9)	12/20/2016	—	10.50% (L+9.50%, Floor 1.00%)	1/15/2024	10,480	10,401	10,401
		Member Units(8)	12/20/2016	66.0%				7,280	10,250
		Secured Debt	12/20/2016	—	10.00%	12/20/2036	1,081	1,071	1,071
		Member Units(30)	12/20/2016	80.0%				210	530
								18,962	22,252

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
CMS Minerals Investments
3040 Stout Street Denver, CO 80205	Oil & Gas Exploration & Production
		Member Units(8)(30)	4/1/2016	100.0%				1,838	1,974
Cody Pools, Inc.
5117 S IH – 35 Georgetown, TX 78626	Designer of Residential and Commercial Pools
		Secured Debt(9)	3/6/2020	—	12.25% (L+10.50%, Floor 1.75%)	12/17/2026	42,497	42,117	42,484
		Preferred Member Units(8)(30)(38)	3/6/2020	80.0%				8,317	47,640
								50,434	90,124
Colonial Electric Company LLC
4444 Solomons Island Road Harwood, MD 20776	Provider of Electrical Contracting Services
		Secured Debt	3/31/2021	—	12.00%	3/31/2026	24,570	24,351	24,351
		Preferred Member Units(8)(38)	3/31/2021	68.0%				7,680	9,130
								32,031	33,481
CompareNetworks Topco, LLC
395 Oyster Point Blvd., Suite 321 San Francisco, CA 94080	Internet Publishing and Web Search Portals
		Secured Debt(9)	1/29/2019	—	10.00% (L+9.00%, Floor 1.00%)	1/29/2024	6,477	6,452	6,477
		Preferred Member Units(8)(38)	1/29/2019	71.8%				1,975	12,000
								8,427	18,477
Copper Trail Fund Investments(12)(13)
621 17th Street Denver, CO 80293	Investment Partnership
		LP Interests (CTMH, LP)(31)	7/17/2017	38.8%				710	710
Datacom, LLC
100 Enterprise Boulevard Lafayette, LA 70506	Technology and Telecommunications Provider
		Secured Debt	3/31/2021	—	5.00%	12/31/2025	8,892	8,296	7,668
		Preferred Member Units(38)	3/31/2021	72.0%				2,610	2,610
								10,906	10,278
Digital Products Holdings LLC
900 N. 23rd Street St. Louis, MO 63106	Designer and Distributor of Consumer Electronics
		Secured Debt(9)	4/1/2018	—	11.00% (L+10.00%, Floor 1.00%)	4/1/2023	16,853	16,801	16,801
		Preferred Member Units(8)(38)	4/1/2018	80.0%				9,501	9,835
								26,302	26,636
Direct Marketing Solutions, Inc.
8534 NE Alderwood Road. Portland, OR 97220	Provider of Omni- Channel Direct Marketing Services
		Secured Debt(9)	2/13/2018	—	12.00% (L+11.00%, Floor 1.00%)	2/13/2024	24,070	23,911	24,048
		Preferred Stock(8)(38)	2/13/2018	80.0%				8,400	18,350
								32,311	42,398
Gamber-Johnson Holdings, LLC
3001 Borham Ave. Stevens Point, WI 54481	Manufacturer of Ruggedized Computer Mounting Systems
		Secured Debt(9)	6/24/2016	—	9.50% (L+7.50%, Floor 2.00%)	1/1/2025	21,598	21,535	21,598
		Member Units(8)	6/24/2016	72.1%				17,692	49,700
								39,227	71,298

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Garreco, LLC
430 Hiram Rd. Heber Springs, AR 72543	Manufacturer and Supplier of Dental Products
		Secured Debt(9)	7/15/2013	—	9.00% (L+8.00%, Floor 1.00%, Ceiling 1.50%)	7/31/2022	4,196	4,196	4,196
		Member Units(8)	7/15/2013	32.0%				1,200	2,270
								5,396	6,466
GRT Rubber Technologies LLC
201 Dana Dr. Paragould, AR 72450	Manufacturer of Engineered Rubber Products
		Secured Debt	12/19/2014	—	8.10% (L+8.00%)	10/29/2026	38,885	38,672	38,885
		Member Units(8)	12/19/2014	59.1%				13,065	46,190
								51,737	85,075
Gulf Manufacturing, LLC
1221 Indiana St. Humble, TX 77396	Manufacturer of Specialty Fabricated Industrial Piping Products
		Member Units(8)	8/31/2007	35.1%				2,980	5,640
Gulf Publishing Holdings, LLC
2 Greenway Plaza, Suite 1020 Houston, TX 77046	Energy Industry Focused Media and Publishing
		Secured Debt(9)(17)(19)	9/29/2017	—	10.50% (5.25% Cash, 5.25% PIK) (L+9.50%, Floor 1.00%)	9/30/2020	257	257	257
		Secured Debt(17)(19)	4/29/2016	—	12.50% (6.25% Cash, 6.25% PIK)	4/29/2021	13,565	13,565	9,717
		Member Units	4/29/2016	31.7%				3,681	—
								17,503	9,974
Harris Preston Fund Investments(12)(13)
2901 Via Fortuna, Bldg 6, Suite 500 Austin, TX 78746	Investment Partnership
		LP Interests (2717 MH, L.P.)(31)	10/1/2017	49.3%				2,703	3,971
Harrison Hydra-Gen, Ltd.
14233 West Road Houston, TX 77041	Manufacturer of Hydraulic Generators
		Common Stock	6/4/2010	33.6%				718	3,530
Jensen Jewelers of Idaho, LLC
130 Second Avenue North Twin Falls, ID 83301	Retail Jewelry Store
		Secured Debt(9)	11/14/2006	—	10.00% (Prime+6.75%, Floor 2.00%)	11/14/2023	2,550	2,536	2,550
		Member Units(8)	11/14/2006	65.8%				811	12,420
								3,347	14,970
Johnson Downie Opco, LLC
609 Main Street, Suite 4350 Houston, TX 77002	Executive Search Services
		Secured Debt(9)	12/10/2021	—	13.00% (L+11.50%, Floor 1.50%)	12/10/2026	11,475	11,344	11,344
		Preferred Equity(38)	12/10/2021	71.6%				3,150	3,150
								14,494	14,494
KBK Industries, LLC
East Hwy 96 Rush Center, KS 67575	Manufacturer of Specialty Oilfield and Industrial Products
		Member Units(8)	1/23/2006	25.5%				783	13,620
Kickhaefer Manufacturing Company, LLC
1221 S. Park Street Port Washington, WI 53074	Precision Metal Parts Manufacturing
		Secured Debt	10/31/2018	—	11.50%	10/31/2023	20,415	20,324	20,324
		Member Units	10/31/2018	65.6%				12,240	12,310
		Secured Debt	10/31/2018	—	9.00%	10/31/2048	3,915	3,876	3,876
		Member Units(8)(30)	10/31/2018	80.0%				992	2,460
								37,432	38,970

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Market Force Information, LLC
371 Centennial Parkway, Suite 210 Louisville, CO 80027	Provider of Customer Experience Management Services
		Secured Debt(9)	7/28/2017	—	12.00% (L+11.00%, Floor 1.00%)	7/28/2023	3,400	3,400	3,400
		Secured Debt(14)(19)	7/28/2017	—	12.00% PIK	7/28/2023	26,079	25,952	8,936
		Member Units	7/28/2017	66.9%				16,642	—
								45,994	12,336
MH Corbin Holding LLC
8355 Rausch Dr. Plain City, OH 43064	Manufacturer and Distributor of Traffic Safety Products
		Secured Debt	8/31/2015	—	13.00%	3/31/2022	8,250	8,241	5,934
		Preferred Member Units(38)	3/15/2019	73.5%				4,400	—
		Preferred Member Units(38)	9/1/2015	80.0%				6,000	—
								18,641	5,934
MS Private Loan Fund I, LP(12)(13)
1300 Post Oak Boulevard, 8th Floor Houston, TX 77056	Investment Partnership
		Unsecured Debt	2/11/2021	—	5.00%	2/28/2022	63,151	63,151	63,151
		LP Interests(31)	1/26/2021	12.1%				2,500	2,581
								65,651	65,732
MSC Adviser I, LLC(16)
1300 Post Oak Boulevard, 8th Floor Houston, TX 77056	Third Party Investment Advisory Services
		Member Units(8)	11/22/2013	100.0%				29,500	140,400
Mystic Logistics Holdings, LLC
2187 New London Tpke South Glastonbury, CT 06073	Logistics and Distribution Services Provider for Large Volume Mailers
		Secured Debt	8/18/2014	—	12.00%	1/17/2022	6,378	6,377	6,378
		Common Stock(8)	8/18/2014	63.5%				2,720	8,840
								9,097	15,218
NAPCO Precast, LLC
6949 Low Bid Lane San Antonio, TX 78250	Precast Concrete Manufacturing
		Member Units(8)	1/31/2008	46.8%				2,975	13,560
Nebraska Vet AcquireCo, LLC
450 E. Deere St. West Point, NE 68788	Mixed-Animal Veterinary and Animal Health Product Provider
		Secured Debt	12/31/2020	—	12.00%	12/31/2025	10,500	10,412	10,412
		Secured Debt	12/31/2020	—	12.00%	12/31/2025	4,868	4,829	4,829
		Preferred Member Units(38)	12/31/2020	99.2%				6,987	7,700
								22,228	22,941
NexRev LLC
601 Development Drive Plano, TX 75074	Provider of Energy Efficiency Products & Services
		Secured Debt	2/28/2018	—	11.00%	2/28/2023	16,217	16,173	14,045
		Preferred Member Units(8)(38)	2/28/2018	80.0%				6,880	2,690
								23,053	16,735
NRP Jones, LLC
210 Philadelphia St LaPorte, IN 46350	Manufacturer of Hoses, Fittings and Assemblies
		Secured Debt	12/21/2017	—	12.00%	3/20/2023	2,080	2,080	2,080
		Member Units(8)	12/22/2011	46.4%				3,717	6,440
								5,797	8,520

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
NuStep, LLC
5111 Venture Drive Ann Arbor, MI 48108	Designer, Manufacturer and Distributor of Fitness Equipment
		Secured Debt(9)	1/31/2017	—	7.50% (L+6.50%, Floor 1.00%)	1/31/2025	1,720	1,720	1,720
		Secured Debt	1/31/2017	—	11.00%	1/31/2025	17,240	17,236	17,240
		Preferred Member Units(38)	1/31/2017	66.9%				10,200	13,500
								29,156	32,460
OMi Topco, LLC
1515 E I-30 Service Road Royse City, TX 75189	Manufacturer of Overhead Cranes
		Secured Debt	8/31/2021	—	12.00%	8/31/2026	18,000	17,831	18,000
		Preferred Member Units(8)(38)	4/1/2008	95.7%				1,080	20,210
								18,911	38,210
Orttech Holdings, LLC
32425 Aurora Road Solon, OH 44139	Distributor of Industrial Clutches, Brakes and Other Components
		Secured Debt(9)	7/30/2021	—	12.00% (L+11.00%, Floor 1.00%)	7/31/2026	24,375	24,151	24,151
		Preferred Stock(8)(30)(38)	7/30/2021	64.5%				10,000	10,000
								34,151	34,151
Pearl Meyer Topco LLC
93 Worcester Street, Suite 100 Wellesley, MA 02481	Provider of Executive Compensation Consulting Services
		Secured Debt	4/27/2020	—	12.00%	4/27/2025	32,674	32,438	32,674
		Member Units(8)	4/27/2020	100.0%				13,000	26,970
								45,438	59,644
PPL RVs, Inc.
10777 Southwest Freeway Houston, TX 77074	Recreational Vehicle Dealer
		Secured Debt(9)	10/31/2019	—	7.50% (L+7.00%, Floor 0.50%)	11/15/2022	750	726	726
		Secured Debt(9)	11/15/2016	—	7.50% (L+7.00%, Floor 0.50%)	11/15/2022	11,655	11,655	11,655
		Common Stock(8)	6/10/2010	51.6%				2,150	14,360
								14,531	26,741
Principle Environmental, LLC
201 W. Ranch Court Weatherford, TX 76088	Noise Abatement Service Provider
		Secured Debt	2/1/2011	—	13.00%	11/15/2026	1,473	1,465	1,465
		Secured Debt	7/1/2011	—	13.00%	11/15/2026	5,924	5,808	5,808
		Preferred Member Units(38)	2/1/2011	87.4%				5,709	11,160
		Common Stock	1/27/2021	5.1%				1,200	710
								14,182	19,143
Quality Lease Service, LLC
23403B NW Zac Lentz Pkwy Victoria, TX 77905	Provider of Rigsite Accommodation Unit Rentals and Related Services
		Member Units	6/8/2015	100.0%				9,213	2,149
River Aggregates, LLC
PO Box 8609 The Woodlands, TX 77387	Processor of Construction Aggregates
		Member Units(8)(30)	12/20/2013	45.0%				369	3,280
Robbins Bros. Jewelry, Inc.
1300 W Optical Dr, Suite 200 Azusa, CA 91702	Bridal Jewelry Retailer
		Secured Debt(9)	12/15/2021	—	12.00% (L+11.00%, Floor 1.00%)	12/15/2026	36,360	35,956	35,956
		Preferred Equity(38)	12/15/2021	73.4%				11,070	11,070
								47,026	47,026

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Tedder Industries, LLC
4411 W. Riverbend Ave. Post Falls, ID 83854	Manufacturer of Firearm Holsters and Accessories
		Secured Debt	8/31/2018	—	12.00%	8/31/2022	16,240	16,181	16,181
		Preferred Member Units(38)	8/31/2018	80.0%				8,579	8,579
								24,760	24,760
Televerde, LLC
4636 E. University Drive Phoenix, AZ 85034	Provider of Telemarketing and Data Services
		Member Units	1/6/2011	45.4%				1,290	7,280
Trantech Radiator Topco, LLC
1 Tranter Drive Edgefield, SC 29824	Transformer Cooling Products and Services
		Secured Debt	5/31/2019	—	12.00%	5/31/2024	8,720	8,663	8,712
		Common Stock(8)	5/31/2019	61.6%				4,655	8,660
								13,318	17,372
UnionRock Energy Fund II, LP (12)(13)
1999 Broadway, Suite 850 Denvee, CO 80202	Investment Partnership
		LP Interests(8)(31)	6/15/2020	49.6%				3,828	6,122
Vision Interests, Inc.
6630 Arroyo Springs St., Ste. 600 Las Vegas, NV 89113	Manufacturer / Installer of Commercial Signage
		Series A Preferred Stock(38)	12/23/2011	100.0%				3,000	3,000
VVS Holdco LLC
1118 Pony Express Hwy. Marysville, KS 66508	Omnichannel Retailer of Animal Health Products
		Secured Debt(9)(30)	12/1/2021	—	7.00% (L+6.00%, Floor 1.00%)	12/1/2026	1,200	1,170	1,169
		Secured Debt(30)	12/1/2021	—	11.50%	12/1/2026	30,400	30,100	30,100
		Preferred Equity(30)(38)	12/1/2021	41.0%				11,840	11,840
								43,110	43,109
Ziegler’s NYPD, LLC
13901 North 73rd St., #219 Scottsdale, AZ 85260	Casual Restaurant Group
		Secured Debt	6/1/2015	—	12.00%	10/1/2022	625	625	625
		Secured Debt	10/1/2008	—	6.50%	10/1/2022	1,000	1,000	1,000
		Secured Debt	10/1/2008	—	14.00%	10/1/2022	2,750	2,750	2,750
		Preferred Member Units(38)	6/30/2015	100.0%				2,834	2,130
		Warrants(27)	7/1/2015	4.0%	10/1/2025			600	—
								7,809	6,505
Subtotal Control Investments (83.3% of net assets at fair value)								$1,107,597	$1,489,257
Affiliate Investments(6)
AAC Holdings, Inc.(11)
200 Powell Pl Brentwood, TN 37027	Substance Abuse Treatment Service Provider
		Secured Debt(19)	12/11/2020	—	18.00% (10.00% Cash, 8.00% PIK)	6/25/2025	10,202	10,011	9,794
		Common Stock	12/11/2020	2.7%				3,148	2,079
		Warrants(27)	12/11/2020	2.5%	12/11/2025			—	1,940
								13,159	13,813
AFG Capital Group, LLC
900 McDuff Avenue Grandview, TX 76050	Provider of Rent-to- Own Financing Solutions and Services
		Secured Debt	4/25/2019	—	10.00%	5/25/2022	144	144	144
		Preferred Member Units(8)(38)	11/7/2014	80.0%				1,200	7,740
								1,344	7,884

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
ATX Networks Corp.(11)
1-501 Clements Road West Ajax, Ontario L1S 7H4	Provider of Radio Frequency Management Equipment
		Secured Debt (9)	9/1/2021	—	8.50% (L+7.50%, Floor 1.00%)	9/1/2026	7,667	7,092	7,092
		Unsecured Debt(19)	9/1/2021	—	10.00% PIK	9/1/2028	3,067	1,963	1,963
		Common Stock	9/1/2021	5.8%				—	—
								9,055	9,055
BBB Tank Services, LLC
162 Independence Parkway North Baytown, TX 77520	Maintenance, Repair and Construction Services to the Above- Ground Storage Tank Market
		Unsecured Debt(9)(17)	4/8/2016	—	12.00% (L+11.00%, Floor 1.00%)	4/8/2021	4,800	4,800	2,508
		Preferred Stock (non-voting)(8)(14)(19)(38)	12/17/2018	11.3%	15.00% PIK			162	—
		Member Units	4/8/2016	10.2%				800	—
								5,762	2,508
Boccella Precast Products LLC
324 New Brooklyn Road Berlin, NJ 08009	Manufacturer of Precast Hollow Core Concrete
		Secured Debt	9/23/2021	—	10.00%	2/28/2027	320	320	320
		Member Units(8)(38)	6/30/2017	19.2%				2,256	4,830
								2,576	5,150
Brightwood Capital Fund Investments(12)(13)
1540 Broadway, 23rd Floor New York, NY 10036	Investment Partnership
		LP Interests (Brightwood Capital Fund V, LP)(31)	7/12/2021	15.8%				1,000	1,000
Buca C, LLC
4700 Millenua Blvd. #400 Orlando, FL 32839	Casual Restaurant Group
		Secured Debt(9)(17)	6/30/2015	—	10.25% (L+9.25%, Floor 1.00%)	6/30/2020	19,491	19,491	14,370
		Preferred Member Units(14)(19)(38)	6/30/2015	60.0%	6.00% PIK			4,770	—
								24,261	14,370
Career Team Holdings, LLC
250 State Street North Haven, CT 6473	Provider of Workforce Training and Career Development Services
		Secured Debt	12/17/2021	—	12.50%	12/17/2026	20,250	20,050	20,050
		Class A Common Units	12/17/2021	22.9%				4,500	4,500
								24,550	24,550
Chandler Signs Holdings, LLC(10)
14201 Sovereign Rd Fort Worth, TX 76155	Sign Manufacturer
		Class A Units(38)	1/4/2016	8.9%				1,500	460
Classic H&G Holdings, LLC
490 Pepper Street Monroe, CT 06468	Provider of Engineered Packaging Solutions
		Secured Debt(9)	3/12/2020	—	7.00% (L+6.00%, Floor 1.00%)	3/12/2025	4,000	4,000	4,000
		Secured Debt	3/12/2020	—	8.00%	3/12/2025	19,274	19,139	19,274
		Preferred Member Units (8)(38)	3/12/2020	74.8%				5,760	15,260
								28,899	38,534

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Congruent Credit Opportunities Funds (12)(13)
3131 McKinney Ave. Suite 850 Dallas, TX 75204	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund III, LP)(8)(31)	2/4/2015	17.4%				10,256	9,959
DMA Industries, LLC
233 N US HWY 701 Bypass Tabor City, NC 28463 ,	Distributor of aftermarket ride control products
		Secured Debt	11/19/2021	—	12.00%	11/19/2026	21,200	20,993	20,993
		Preferred Equity(38)	11/19/2021	80.0%				5,944	5,944
								26,937	26,937
Dos Rios Partners (12)(13)
205 Wild Basin Road S. Building 3 Suite 100 Austin, TX 78746	Investment Partnership
		LP Interests (Dos Rios Partners, LP)(31)	4/25/2013	20.2%				6,605	10,329
		LP Interests (Dos Rios Partners — A, LP)(31)	4/25/2013	6.4%				2,097	3,280
								8,702	13,609
Dos Rios Stone Products LLC(10)
3500 FM 2843 Florence, TX 76527	Limestone and Sandstone Dimension Cut Stone Mining Quarries
		Class A Preferred Units(30)(38)	6/27/2016	17.7%				2,000	640
EIG Fund Investments (12)(13)
Three Allen Center 333 Clay Street Suite 3500 Houston, TX 77002	Investment Partnership
		LP Interests (EIG Global Private Debt Fund — A, L.P.)(8)(31)	11/6/2015	11.1%				594	547
Flame King Holdings, LLC
8616 Slauson Ave. Pico Rivera, CA 90660	Propane Tank and Accessories Distributor
		Secured Debt(9)	10/29/2021	—	7.50% (L+6.50%, Floor 1.00%)	10/31/2026	6,400	6,324	6,324
		Secured Debt(9)	10/29/2021	—	12.00% (L+11.00%, Floor 1.00%)	10/31/2026	21,200	20,996	20,996
		Preferred Equity(38)	10/29/2021	80.0%				10,400	10,400
								37,720	37,720
Freeport Financial Funds (12)(13)
200 South Wacker Drive, Suite 750 Chicago, IL 60606	Investment Partnership
		LP Interests (Freeport Financial SBIC Fund LP)(31)	3/23/2015	9.3%				5,974	6,078
		LP Interests (Freeport First Lien Loan Fund III LP)(8)(31)	7/31/2015	6.0%				7,629	7,231
								13,603	13,309
GFG Group, LLC.
1138 146th Avenue Wayland, MI 49348	Grower and Distributor of a Variety of Plants and Products to Other Wholesalers, Retailers and Garden Centers
		Secured Debt	3/31/2021	—	12.00%	3/31/2026	12,545	12,435	12,545
		Preferred Member Units(8)(38)	3/31/2021	80.0%				4,900	6,990
								17,335	19,535

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Harris Preston Fund Investments(12)(13)
2901 Via Fortuna Austin, TX 78746	Investment Partnership
		LP Interests (HPEP 3, L.P.)(31)	8/9/2017	8.2%				3,193	4,712
Hawk Ridge Systems, LLC (13)
575 Clyde Ave Mountain View, CA 94043	Value-Added Reseller of Engineering Design and Manufacturing Solutions
		Secured Debt(9)	12/2/2016	—	7.00% (L+6.00%, Floor 1.00%)	1/15/2026	2,585	2,585	2,585
		Secured Debt	12/2/2016	—	8.00%	1/15/2026	34,800	34,672	34,800
		Preferred Member Units(8)(38)	12/2/2016	80.0%				2,850	14,680
		Preferred Member Units(30)(38)	12/2/2016	80.0%				150	770
								40,257	52,835
Houston Plating and Coatings, LLC
1315 Georgia St South Houston, TX 77587	Provider of Plating and Industrial Coating Services
		Unsecured Convertible Debt	5/1/2017	—	8.00%	5/1/2022	3,000	3,000	2,960
		Member Units(8)	1/8/2003	14.1%				2,352	3,210
								5,352	6,170
I-45 SLF LLC(12)(13)
5400 Lyndon B Johnson Freeway Suite 1300 Dallas, TX 75240	Investment Partnership
		Member Units (Fully diluted 20.0%; 24.40% profits interest)(8)	10/20/2015	20.0%				19,000	14,387
Iron-Main Investments, LLC
575 East Big Beaver Road, Suite 300 Troy, MI 48083	Consumer Reporting Agency Providing Employment Background Checks and Drug Testing
		Secured Debt	8/3/2021	—	13.00%	8/1/2026	4,600	4,557	4,557
		Secured Debt	9/1/2021	—	12.50%	9/1/2026	3,200	3,170	3,170
		Secured Debt	8/3/2021	—	12.50%	11/30/2026	20,000	19,805	19,805
		Secured Debt(19)	8/3/2021	—	12.50% PIK	3/31/2022	8,944	8,944	8,944
		Common Stock	8/3/2021	8.0%				1,798	1,798
								38,274	38,274
L.F. Manufacturing Holdings, LLC(10)
P.O. Box 578 Giddings, TX 78942	Manufacturer of Fiberglass Products
		Preferred Member Units (non- voting)(8)(19)(39)	1/1/2019	—	14.00% PIK			107	107
		Member Units	12/23/2013	13.2%				2,019	2,557
								2,126	2,664
OnAsset Intelligence, Inc.
8407 Sterling St Irving, TX 75063	Provider of Transportation Monitoring / Tracking Products and Services
		Secured Debt(19)	5/20/2014	—	12.00% PIK	12/31/2022	935	935	935
		Secured Debt(19)	3/21/2014	—	12.00% PIK	12/31/2022	954	954	954
		Secured Debt(19)	5/10/2013	—	12.00% PIK	12/31/2022	2,055	2,055	2,055
		Secured Debt(19)	4/18/2011	—	12.00% PIK	12/31/2022	4,286	4,286	4,286
		Warrants(27)	4/18/2011	13.2%		5/10/2023		1,089	—
		Common Stock	4/15/2021	1.8%				830	—
		Preferred Stock(14)(19)(38)	4/18/2011	50.0%	7.00% PIK			1,981	—
		Unsecured Debt(19)	6/5/2017	—	10.00% PIK	12/31/2022	192	192	192
								12,322	8,422

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Oneliance, LLC
10610 Metromont Parkway Suite 202 Charlotte, NC 28269	Construction Cleaning Company
		Secured Debt(9)	8/6/2021	—	12.00% (L+11.00%, Floor 1.00%)	8/6/2026	5,600	5,547	5,547
		Preferred Stock(38)	8/6/2021	80.0%				1,056	1,056
								6,603	6,603
Rocaceia, LLC (Quality Lease and Rental Holdings, LLC)
23403B NW Zac Lentz Pkwy Victoria, TX 77905	Provider of Rigsite Accommodation Unit Rentals and Related Services
		Secured Debt(14)(17)	6/30/2015	—	12.00%	1/8/2018	30,369	29,865	—
		Preferred Member Units(38)	1/8/2013	22.2%				2,500	—
								32,365	—
SI East, LLC
4500 South Blvd. Charlotte, NC 28209	Rigid Industrial Packaging Manufacturing
		Secured Debt	8/31/2018	—	10.25%	8/31/2023	65,850	65,738	65,850
		Preferred Member Units(8)(38)	8/31/2018	75.0%				1,218	11,570
								66,956	77,420
Slick Innovations, LLC
301 E. Second Street, Suite 302 Jamestown, NY 14701	Text Message Marketing Platform
		Secured Debt	9/13/2018	—	13.00%	9/13/2023	5,320	5,248	5,320
		Common Stock	9/13/2018	7.0%				700	1,510
		Warrants(27)	9/13/2018	1.8%		9/13/2028		181	400
								6,129	7,230
Sonic Systems International, LLC(10)
1880 S Dairy Ashford Rd #207 Houston, TX 77077	Nuclear Power Staffing Services
		Secured Debt(9)	8/20/2021	—	8.50% (L+7.50%, Floor 1.00%)	8/20/2026	11,982	11,757	11,757
		Common Stock	8/20/2021	7.9%				1,070	1,070
								12,827	12,827
Superior Rigging & Erecting Co.
3250 Woodstock Road Atlanta, GA 30316	Provider of Steel Erecting, Crane Rental & Rigging Services
		Secured Debt	8/31/2020	—	12.00%	8/31/2025	21,500	21,332	21,332
		Preferred Member Units(38)	8/31/2020	100.0%				4,500	4,500
								25,832	25,832
The Affiliati Network, LLC
116 E. Yanonali Street, Suite C2 Santa Barbara, CA 93101	Performance Marketing Solutions
		Secured Debt	8/9/2021	—	7.00%	8/9/2026	280	262	262
		Secured Debt	8/9/2021	—	11.83%	8/9/2026	12,961	12,834	12,834
		Preferred Stock(8)(38)	8/9/2021	80.0%				6,400	6,400
								19,496	19,496
UniTek Global Services, Inc.(11)
1777 Sentry Parkway West, Gwynedd Hall, Suite 202 Blue Bell, PA 19422	Provider of Outsourced Infrastructure Services
		Secured Debt(9)(19)	10/15/2018	—	8.50% (6.50% cash, 2.00% PIK) (2.00% PIK, L+5.50% Floor 1.00%)	8/20/2024	397	396	371
		Secured Debt(9)(19)	8/27/2018	—	8.50% (6.50% cash, 2.00% PIK) (2.00% PIK, L+5.50% Floor 1.00%)	8/20/2024	1,986	1,974	1,852

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
		Secured Convertible Debt(19)	1/1/2021	—	15.00% PIK	2/20/2025	1,197	1,197	2,375
		Preferred Stock (8)(19)(38)	8/29/2019	7.6%	20.00% PIK			1,757	2,833
		Preferred Stock (14)(19)(38)	8/21/2018	7.6%	20.00% PIK			2,188	1,498
		Preferred Stock (14)(19)(38)	1/15/2015	6.2%	13.50% PIK			7,924	—
		Preferred Stock (14)(19)(38)	6/30/2017	7.6%	19.00% PIK			3,667	—
		Common Stock	4/1/2020	6.6%				—	—
								19,103	8,929
Universal Wellhead Services Holdings, LLC(10)
5729 Leopard St. Bldg 9 Corpus Christi, TX 78408	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Preferred Member Units(14)(19)(30)(38)	12/7/2016	13.6%	14.00% PIK			1,032	—
		Member Units(30)	12/7/2016	10.1%				4,000	—
								5,032	—
Volusion, LLC
1835 Kramer Lane #100 Austin, TX 78758	Provider of Online Software-as-a-Service eCommerce Solutions
		Secured Debt(17)	1/26/2015	—	11.50%	1/26/2020	17,434	17,434	17,434
		Unsecured Convertible Debt	5/16/2018	—	8.00%	11/16/2023	409	409	409
		Preferred Member Units(38)	1/26/2015	70.0%				14,000	5,990
		Warrants(27)	1/26/2015	2.6%		1/26/2025		2,576	—
								34,419	23,833
Subtotal Affiliate Investments (30.7% of net assets at fair value)								$578,539	$549,214
Non-Control/Non-Affiliate Investments(7)
Acousti Engineering Company of Florida(10)
4656 34th St. Orlando, FL 32811	Interior Subcontractor Providing Acoustical Walls and Ceilings
		Secured Debt(9)	11/2/2020	—	10.00% (L+8.50%, Floor 1.50%)	11/2/2025	12,111	12,005	12,111
		Secured Debt(9)	5/26/2021	—	14.00% (L+12.50%, Floor 1.50%)	11/2/2025	850	841	850
								12,846	12,961
ADS Tactical, Inc.(11)
621 Lynnhaven Parkway, Suite 400 Virginia Beach, VA 23452	Value-Added Logistics and Supply Chain Provider to the Defense Industry
		Secured Debt(9)	3/29/2021	—	6.75% (L+5.75%, Floor 1.00%)	3/19/2026	22,136	21,734	22,012
American Health Staffing Group, Inc.(10)
3009 Astoria Ct Edmond, OK 73034 ,	Healthcare Temporary Staffing
		Secured Debt(9)	11/19/2021	—	7.00% (L+6.00%, Floor 1.00%)	11/19/2026	7,067	6,988	6,988
American Nuts, LLC(10)
12950 San Fernando Rd. Sylmar, CA 91342	Roaster, Mixer and Packager of Bulk Nuts and Seeds
		Secured Debt(9)	12/21/2018	—	9.00% (L+8.00%, Floor 1.00%)	4/10/2025	12,017	11,854	12,017

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
American Teleconferencing Services, Ltd.(11)
3280 Peachtree Rd N.E., Suite 1000 Atlanta, GA 30305	Provider of Audio Conferencing and Video Collaboration Solutions
		Secured Debt(9)(14)(17)	9/17/2021	—	7.50% (L+6.50%, Floor 1.00%)	9/9/2021	2,980	2,980	89
		Secured Debt(9)(14)	5/19/2016	—	7.50% (L+6.50%, Floor 1.00%)	6/28/2023	14,370	13,706	431
								16,686	520
ArborWorks, LLC(10)
40034 CA-HWY 49 Oakhurst, CA 93644	Vegetation Management Services
		Secured Debt(9)	11/9/2021	—	8.00% (L+7.00%, Floor 1.00%)	11/9/2026	32,605	31,873	31,873
		Common Equity	11/9/2021	0.5%				234	234
								32,107	32,107
Arrow International, Inc(10)
9900 Clinton Road Cleveland, OH 44144	Manufacturer and Distributor of Charitable Gaming Supplies
		Secured Debt(9)(23)	12/21/2020	—	9.18% (L+7.93%, Floor 1.25%)	12/21/2025	22,500	22,300	22,500
AVEX Aviation Holdings, LLC(10)
205 Durley Avenue, Suite A Camarillo, CA 93010	Specialty Aircraft Dealer
		Secured Debt(9)	12/15/2021	—	7.50% (L+6.50%, Floor 1.00%)	12/15/2026	13,320	13,005	13,005
		Common Equity	12/15/2021	2.1%				360	360
								13,365	13,365
Berry Aviation, Inc.(10)
1807 Airport Drive San Marcus, TX 78666	Charter Airline Services
		Secured Debt(19)	7/6/2018	—	12.00% (10.50% Cash, 1.50% PIK)	1/6/2024	4,694	4,674	4,694
		Preferred Member Units(8)(19)(30)(38)	11/12/2019	2.4%	16.00% PIK			168	208
		Preferred Member Units(14)(19)(30)(38)	7/6/2018	2.4%	8.00% PIK			1,671	2,487
								6,513	7,389
Binswanger Enterprises, LLC(10)
965 Ridge Lake Blvd. Memphis, TN 38120	Glass Repair and Installation Service Provider
		Secured Debt(9)	3/10/2017	—	9.50% (L+8.50%, Floor 1.00%)	3/10/2023	12,194	12,107	12,194
		Member Units	3/10/2017	2.5%				1,050	730
								13,157	12,924
Bluestem Brands, Inc.(11)
6509 Flying Cloud Dr. Eden Prairie, MN 55344	Multi-Channel Retailer of General Merchandise
		Secured Debt(9)	8/28/2020	—	10.00% (L+8.50%, Floor 1.50%)	8/28/2025	5,357	5,357	5,337
		Common Stock(8)	10/1/2020	2.6%				1	1,515
								5,358	6,852
Brainworks Software, LLC(10)
100 South Main Street Sayville, NY 11782	Advertising Sales and Newspaper Circulation Software
		Secured Debt(9)(14)(17)	8/12/2014	—	12.50% (Prime+9.25%, Floor 3.25%)	7/22/2019	7,817	7,817	4,201

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Brightwood Capital Fund Investments(12)(13)
1540 Broadway, 23rd Floor New York, NY 10036	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP)(8)(31)	7/21/2014	1.6%				7,200	4,269
		LP Interests (Brightwood Capital Fund IV, LP)(8)(31)	10/26/2016	0.6%				4,350	4,394
								11,550	8,663
Burning Glass Intermediate Holding Company, Inc.(10)
66 Long Wharf, Floor 2 Boston, MA ‘02110	Provider of Skills-Based Labor Market Analytics
		Secured Debt(9)	6/14/2021	—	6.00% (L+5.00%, Floor 1.00%)	6/10/2026	465	429	429
		Secured Debt(9)	6/14/2021	—	6.00% (L+5.00%, Floor 1.00%)	6/10/2028	20,134	19,803	19,985
								20,232	20,414
Cadence Aerospace LLC(10)
610 Newport Center Drive, Suite 950 Newport Beach, CA 92660	Aerostructure Manufacturing
		Secured Debt(9)(19)(35)	11/14/2017	—	9.28% Cash, 0.22% PIK	11/14/2023	28,540	28,399	26,767
CAI Software LLC
36 Thurber Boulevard Smithfield, RI 02917	Provider of Specialized Enterprise Resource Planning Software
		Preferred Equity(38)	12/13/2021	2.6%				1,789	1,789
		Preferred Equity(38)	12/13/2021	11.9%				—	—
								1,789	1,789
Camin Cargo Control, Inc.(11)
1001 Shaw Ave #300 Pasadena, TX 77506	Provider of Mission Critical Inspection, Testing and Fuel Treatment Services
		Secured Debt(9)	6/14/2021	—	7.50% (L+6.50%, Floor 1.00%)	6/4/2026	15,920	15,775	15,840
Cenveo Corporation(11)
200 First Stamford Place Stamford, CT 06902	Provider of Digital Marketing Agency Services
		Common Stock	9/7/2018	3.4%				6,183	2,852
Chisholm Energy Holdings, LLC(10)
801 Cherry Street Suite 1200 – Unit 20 Fort Worth, TX 76102	Oil & Gas Exploration & Production
		Secured Debt(9)	5/15/2019	—	7.75% (L+6.25%, Floor 1.50%)	5/15/2026	2,857	2,804	2,663
Clarius BIGS, LLC(10)
311 N Robertson Blvd. Beverly Hills, CA 90211	Prints & Advertising Film Financing
		Secured Debt(14)(17)(19)	9/23/2014	—	15.00% PIK	1/5/2015	2,756	2,756	33
Computer Data Source, LLC(10)
275 Industrial Way West Eatontown, NJ 07724	Third Party Maintenance Provider to the Data Center Ecosystem
		Secured Debt(9)	8/6/2021	—	8.50% (L+7.50%, Floor 1.00%)	8/6/2026	21,681	21,234	21,234
Construction Supply Investments, LLC(10)
Nine Greenway Plaza, Suite 2400 Houston, TX 77046	Distribution Platform of Specialty Construction Materials to Professional Concrete and Masonry Contractors
		Member Units(8)	12/29/2016	0.9%				3,335	14,640

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Darr Equipment LP(10)
350 Bank Street Southlake, TX 76092	Heavy Equipment Dealer
		Secured Debt(19)	12/26/2017	—	12.50% (11.50% Cash, 1.00% PIK)	6/22/2023	4,685	4,685	4,227
		Warrants(29)	4/15/2014	1.4%		12/23/2023		474	160
								5,159	4,387
DTE Enterprises, LLC(10)
95 Chancellor Drive Roselle, IL 60172	Industrial Powertrain Repair and Services
		Secured Debt(9)	4/13/2018	—	9.50% (L+8.00%, Floor 1.50%)	4/13/2023	9,324	9,259	8,884
		Class AA Preferred Member Units (non- voting)(8)(19)(38)	4/13/2018	2.6%	10.00% PIK			1,051	1,051
		Class A Preferred Member Units(14)(19)(38)	4/13/2018	1.4%	8.00% PIK			776	320
								11,086	10,255
Dynamic Communities, LLC(10)
5415 West Sligh Avenue, Suite 102 Tampa, FL 33634	Developer of Business Events and Online Community Groups
		Secured Debt(9)	7/17/2018	—	9.50% (L+8.50%, Floor 1.00%)	7/17/2023	5,681	5,638	5,569
Eastern Wholesale Fence LLC(10)
266 Middle Island Road Medford, NY 11763	Manufacturer and Distributor of Residential and Commercial Fencing Solutions
		Secured Debt(9)	11/19/2020	—	8.00%, (L+7.00%, Floor 1.00%)	10/30/2025	31,810	31,238	31,810
EnCap Energy Fund Investments(12)(13)
1100 Louisiana Street Suite 4900 Houston, TX 77002	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.)(8)(31)	1/22/2015	0.1%				3,745	1,599
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.)(31)	1/21/2015	0.4%				2,097	777
		LP Interests (EnCap Energy Capital Fund IX, L.P.)(8)(31)	1/22/2015	0.1%				4,047	2,284
		LP Interests (EnCap Energy Capital Fund X, L.P.)(8)(31)	3/25/2015	0.1%				8,443	8,276
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.)(31)	3/30/2015	0.8%				6,582	2,796
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.)(8)(31)	3/27/2015	0.2%				6,082	5,064
								30,996	20,796
EPIC Y-Grade Services, LP(11)
18615 Tuscany Stone San Antonio, TX 78258	NGL Transportation & Storage
		Secured Debt(9)	6/22/2018	—	7.00% (L+6.00%, Floor 1.00%)	6/30/2027	6,892	6,819	5,862
Event Holdco, LLC(10)
19 Newport Dr., Suite 101 Forest Hill, MD 21050	Event and Learning Management Software for Healthcare Organizations and Systems
		Secured Debt(9)(30)	12/22/2021	—	8.00% (L+7.00%, Floor 1.00%)	12/22/2026	51,692	51,135	51,135

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Flip Electronics LLC(10)
40900 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	Distributor of Hard-to- Find and Obsolete Electronic Components
		Secured Debt(9)(33)	1/4/2021	—	9.09% (L+8.09%, Floor 1.00%)	1/2/2026	5,400	5,304	5,287
Fortna Acquisition Co., Inc.(10)
333 Buttonwood Street West Reading, PA 19611	Process, Physical Distribution and Logistics Consulting Services
		Secured Debt	7/23/2019	—	5.09% (L+5.00%)	4/8/2025	7,595	7,525	7,595
Fuse, LLC(11)
700 N. Central Ave., Suite 600 Glendale, CA 91203	Cable Networks Operator
		Secured Debt	6/30/2019	—	12.00%	6/28/2024	1,810	1,810	1,672
		Common Stock	6/30/2019	2.1%				256	—
								2,066	1,672
GeoStabilization International (GSI)(11)
P.O. Box 4709 Grand Junction, CO 81502	Geohazard Engineering Services & Maintenance
		Secured Debt	1/2/2019	—	5.35% (L+5.25%)	12/19/2025	20,710	20,615	20,606
GoWireless Holdings, Inc.(11)
9970 W. Cheyenne Avenue #100 Las Vegas, NV 89129	Provider of Wireless Telecommunications Carrier Services
		Secured Debt(9)	1/10/2018	—	7.50% (L+6.50%, Floor 1.00%)	12/22/2024	18,534	18,440	18,576
Grupo Hima San Pablo, Inc.(11)
P.O. Box 4980 Caguas, Puerto Rico 00726	Tertiary Care Hospitals
		Secured Debt(9)(14)(17)	3/7/2013	—	9.25% (L+7.00%, Floor 1.50%)	4/30/2019	4,504	4,504	1,269
		Secured Debt(14)(17)	3/7/2013	—	13.75%	10/15/2018	2,055	2,040	49
		Secured Debt(17)	3/7/2013	—	12.00%	12/24/2021	147	147	147
								6,691	1,465
GS HVAM Intermediate, LLC(10)
3115 S Melrose Dr Carlsbad, CA 92010	Specialized Food Distributor
		Secured Debt(9)	10/18/2019	—	6.75% (L+5.75%, Floor 1.00%)	10/2/2024	13,243	13,167	13,243
GS Operating, LLC(10)
410 Freeport Pkwy Suite 120 Coppell, TX 75019	Distributor of Industrial and Specialty Parts
		Secured Debt(9)	2/24/2020	—	8.00% (L+6.50%, Floor 1.50%)	2/24/2025	28,451	28,068	28,451
HDC/HW Intermediate Holdings(10)
100 N Riverside, Suite 800 Chicago, IL 60606	Managed Services and Hosting Provider
		Secured Debt(9)	12/21/2018	—	8.50% (L+7.50%, Floor 1.00%)	12/21/2023	3,449	3,419	3,059
Heartland Dental, LLC(10)
1200 Network Centre Drive Effingham, IL 62401	Dental Support Organization
		Secured Debt(9)	9/9/2020	—	7.50% (L+6.50%, Floor 1.00%)	4/30/2025	14,813	14,477	14,887
HOWLCO LLC(11)(13)(21)
231 Shearson Crescent, Suite 310 Cambridge, Canada N1T 1J5 Canada	Provider of Accounting and Business Development Software to Real Estate End Markets
		Secured Debt(9)	8/19/2021	—	7.00% (L+6.00%, Floor 1.00%)	10/23/2026	25,546	25,546	25,546

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Hybrid Promotions, LLC(10)
10711 Walker Street Cypress, CA 90630	Wholesaler of Licensed, Branded and Private Label Apparel
		Secured Debt(9)	6/30/2021	—	9.25% (L+8.25%, Floor 1.00%)	6/30/2026	7,088	6,957	7,028
IG Parent Corporation(11)
485 Albertto Way #100 Los Gatos, CA 95032	Software Engineering
		Secured Debt(9)	7/30/2021	—	6.75% (L+5.75%, Floor 1.00%)	7/30/2026	9,591	9,419	9,419
Implus Footcare, LLC(10)
2001 TW Alexander Drive Box 13925 Durham, NC 27709	Provider of Footwear and Related Accessories
		Secured Debt(9)	6/1/2017	—	8.75% (L+7.75%, Floor 1.00%)	4/30/2024	18,702	18,471	17,743
Independent Pet Partners Intermediate Holdings, LLC(10)
888 Seventh Avenue 35th Floor New York, NY 10106	Omnichannel Retailer of Specialty Pet Products
		Secured Debt(9)(36)	8/20/2020	—	7.20%	12/22/2022	6,563	6,563	6,563
		Secured Debt(19)	12/10/2020	—	6.00% PIK	11/20/2023	17,891	16,861	16,861
		Preferred Stock (non-voting)(19)(39)	12/10/2020	—	6.00% PIK			3,235	4,329
		Preferred Stock (non-voting)(39)	12/10/2020	—				—	—
		Member Units	11/20/2018	1.0%				1,558	—
								28,217	27,753
Industrial Services Acquisition, LLC(10)
9 Greenway Plaza, Suite 2400 Houston, TX 77046	Industrial Cleaning Services
		Secured Debt(9)	8/13/2021	—	7.75% (L+6.75%, Floor 1.00%)	8/13/2026	19,897	19,490	19,490
		Preferred Member Units(8)(19)(30)(38)	1/31/2018	0.6%	10.00% PIK			120	164
		Preferred Member Units(8)(19)(30)(38)	5/17/2019	0.6%	20.00% PIK			81	99
		Member Units(30)	6/17/2016	0.5%				900	730
								20,591	20,483
Infolinks Media Buyco, LLC(10)
45 N Broad St Ridgewood, NJ 07450	Exclusive Placement Provider to the Advertising Ecosystem
		Secured Debt(9)	11/1/2021	—	7.00% (L+6.00%, Floor 1.00%)	11/1/2026	8,680	8,487	8,487
Interface Security Systems, L.L.C(10)
3773 Corporate Center Dr. Earth City, MO 63045	Commercial Security & Alarm Services
		Secured Debt(9)	12/9/2021	—	11.75% (L+10.00%, Floor 1.75%)	8/7/2023	525	525	525
		Secured Debt(9)(14)(19)	8/7/2019	—	9.75% (8.75% Cash, 1.00% PIK) (1.00% PIK + L+7.00%, Floor 1.75%)	8/7/2023	7,313	7,237	5,233
								7,762	5,758
Intermedia Holdings, Inc.(11)
825 E. Middlefield Road Mountain View, CA 94043	Unified Communications as a Service
		Secured Debt(9)	8/3/2018	—	7.00% (L+6.00%, Floor 1.00%)	7/19/2025	20,627	20,559	20,527
Invincible Boat Company, LLC.(10)
4700 NW 132nd St Opa- Locka, FL 33054	Manufacturer of Sport Fishing Boats
		Secured Debt(9)	8/28/2019	—	8.00% (L+6.50%, Floor 1.50%)	8/28/2025	17,510	17,354	17,510

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
INW Manufacturing, LLC(11)
1541 Champion Circle Carrollton, TX 75006	Manufacturer of Nutrition and Wellness Products
		Secured Debt(9)	5/19/2021	—	6.50% (L+5.75%, Floor 0.75%)	3/25/2027	7,406	7,205	7,258
Isagenix International, LLC(11)
155 E. Rivulon Boulevard Gilbert, AZ 85297	Direct Marketer of Health & Wellness Products
		Secured Debt(9)	6/21/2018	—	6.75% (L+5.75%, Floor 1.00%)	6/14/2025	5,158	5,135	3,865
Jackmont Hospitality, Inc.(10)
1760 Peachtree Street Suite 200 Atlanta, GA 30309	Franchisee of Casual Dining Restaurants
		Secured Debt(9)	5/26/2015	—	8.00% (L+7.00%, Floor 1.00%)	11/4/2024	2,100	2,100	2,100
		Preferred Equity(38)	11/8/2021	6.7%				314	314
								2,414	2,414
Joerns Healthcare, LLC(11)
2430 Whitehall Park Drive, Suite 100 Charoltte, NC 28273	Manufacturer and Distributor of Health Care Equipment & Supplies
		Secured Debt(9)	8/21/2019	—	7.00% (L+6.00%, Floor 1.00%)	8/21/2024	4,034	3,989	3,658
		Secured Debt(19)	11/15/2021	—	15.00% PIK	11/8/2022	1,000	1,004	1,004
		Common Stock	8/21/2019	4.5%				4,429	—
								9,422	4,662
JTI Electrical & Mechanical, LLC(10)
2161 Saturn Court Bakersfield, CA 933308	Electrical, Mechanical and Automation Services
		Secured Debt(9)	12/22/2021	—	7.00% (L+6.00%, Floor 1.00%)	12/22/2026	37,895	36,972	36,972
		Common Equity	12/22/2021	4.0%				1,684	1,684
								38,656	38,656
Klein Hersh, LLC(10)
220 Gibraltar Rd Ste 150 Horsham, PA 19044	Executive and C-Suite Placement for the Life Sciences and Healthcare Industries
		Secured Debt(9)	11/13/2020	—	7.75% (L+7.00%, Floor 0.75%)	11/13/2025	43,321	42,342	43,278
KMS, LLC(10)
811 E Waterman St # 1 Wichita, KS 67202	Wholesaler of Closeout and Value-priced Products
		Secured Debt(9)	10/4/2021	—	8.25% (L+7.25%, Floor 1.00%)	10/4/2026	7,581	7,415	7,415
Kore Wireless Group Inc.(11)(13)
3700 Mansell Road, Suite 300 Alpharetta, GA 30022	Mission Critical Software Platform
		Secured Debt	12/31/2018	—	5.72% (L+5.50%)	12/20/2024	11,415	11,345	11,400
Laredo Energy, LLC(10)
840 W. Sam Houston Parkway North, #400 Houston, TX 77024	Oil & Gas Exploration & Production
		Member Units	5/4/2020	4.7%				11,560	9,659
LaserAway Intermediate Holdings II, LLC(11)
10100 Santa Monica Blvd Los Angeles, CA 90067	Aesthetic Dermatology Service Provider
		Secured Debt(9)	10/18/2021	—	6.50% (L+5.75%, Floor 0.75%)	10/14/2027	4,130	4,050	4,115
Lightbox Holdings, L.P.(11)
9 W. 57th St. New York, NY 10019	Provider of Commercial Real Estate Software
		Secured Debt	5/23/2019	—	5.22% (L+5.00%)	5/9/2026	14,625	14,460	14,442

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
LKCM Headwater Investments I, L.P.(12)(13)
301 Commerce Street	Investment Partnership
Suite 1600 Fort Worth, TX 76102
		LP Interests(8)(31)	1/25/2013	2.3				1,746	2,541
LL Management, Inc.(10)
30 Railroad Ave. West Haven, CT 06516	Medical Transportation Service Provider
		Secured Debt(9)	5/2/2019	—	8.25% (L+7.25%, Floor 1.00%)	9/25/2023	17,438	17,309	17,438
LLFlex, LLC(10)
1225 West Burnett Avenue Louisville, KY 40210	Provider of Metal- Based Laminates
		Secured Debt(9)	8/16/2021	—	10.00% (L+9.00%, Floor 1.00%)	8/16/2026	4,478	4,382	4,382
Logix Acquisition Company, LLC(10)
2950 N. Loop W. 8th Floor Houston, TX 77092	Competitive Local Exchange Carrier
		Secured Debt(9)	1/8/2018	—	6.75% (L+5.75%, Floor 1.00%)	12/22/2024	25,850	24,605	24,428
Looking Glass Investments, LLC(12)(13)
316 E Silver Spring Drive
Suite 206 Milwaukee, WI 53217	Specialty Consumer Finance
		Member Units	7/1/2015	2.6				125	25
Mac Lean-Fogg Company(10)
1000 Allanson Rd Mundelein, IL 60060	Manufacturer and Supplier for Auto and Power Markets
		Secured Debt(9)	4/22/2019	—	5.88% (L+5.25%, Floor 0.625%)	12/22/2025	17,080	16,995	17,080
		Preferred Stock(19)(38)	10/1/2019	—	13.75% (4.50% Cash, 9.25% PIK)			1,920	1,920
								18,915	19,000
Mako Steel, LP (10)
5650 El Camino Real, Suite 100 Carlsbad, CA 92008	Self-Storage Design & Construction
		Secured Debt(9)	3/15/2021	—	8.00% (L+7.25%, Floor 0.75%)	3/13/2026	17,589	17,267	17,589
MB2 Dental Solutions, LLC(11)
2403 Lacy Ln Carrollton, TX 75006	Dental Partnership Organization
		Secured Debt(9)	1/28/2021	—	7.00% (L+6.00%, Floor 1.00%)	1/29/2027	11,682	11,531	11,682
Mills Fleet Farm Group, LLC(10)
3035 W Wisconsin Ave Appleton, WI 54914	Omnichannel Retailer of Work, Farm and Lifestyle Merchandise
		Secured Debt(9)	10/24/2018	—	7.25% (L+6.25%, Floor 1.00%)	10/24/2024	17,781	17,563	17,781
NBG Acquisition Inc(11)
12303 Technology Blvd. Suite 950 Austin, TX 78727	Wholesaler of Home Décor Products
		Secured Debt(9)	4/28/2017	—	6.50% (L+5.50%, Floor 1.00%)	4/26/2024	3,987	3,961	2,758
NinjaTrader, LLC(10)
1422 Delgany Street, Suite 400 Denver, CO 80202	Operator of Futures Trading Platform
		Secured Debt(9)	12/18/2019	—	7.25% (L+6.25%, Floor 1.00%)	12/18/2024	31,425	30,837	31,368
NNE Partners, LLC(10)
707 Virginia Street East, Suite 1200 Charleston, WV 07060	Oil & Gas Exploration & Production
		Secured Debt(19)	3/2/2017	—	9.37% (4.87% Cash, 4.50% PIK) (4.50% PIK + L+4.75%)	12/31/2023	24,781	24,709	23,154

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Northstar Group Services, Inc(11)
Seven Penn Plaza, 370 7th Avenue, Suite 1803 New York, NY 100001	Commercial & Industrial Services
		Secured Debt(9)	11/1/2021	—	6.50% (L+5.50%, Floor 1.00%)	11/12/2026	10,000	9,952	10,034
NTM Acquisition Corp.(11)
100 Lighting Way Seacaucus, NJ 07094	Provider of B2B Travel Information Content
		Secured Debt(9)(19)	7/12/2016	—	8.25% (7.25% Cash, 1.00% PIK) (1.00%PIK + L+6.25%, Floor 1.00%)	6/7/2024	4,598	4,598	4,552
NWN Corporation(10)
271 Waverley Oaks Rd #203 Waltham, MA ‘02452	Value Added Reseller and Provider of Managed Services to a Diverse Set of Industries
		Secured Debt(9)	5/7/2021	—	7.50% (L+6.50%, Floor 1.00%)	5/7/2026	42,972	42,108	42,323
Ospemifene Royalty Sub LLC(10)
777 East Eisenhower Parkway, Suite 100 Ann Arbor, MI 48108	Estrogen-Deficiency Drug Manufacturer and Distributor
		Secured Debt(14)	7/8/2013	—	11.50%	11/15/2026	4,562	4,562	112
OVG Business Services, LLC(10)	Venue Management Services
1100 Glendon Avenue Suite 2100 Los Angeles, CA 90024
		Secured Debt(9)	11/29/2021	—	7.25% (L+6.25%, Floor 1.00%)	11/19/2028	14,000	13,861	13,861
Project Eagle Holdings, LLC(10)
2325 Dulles Corner Blvd. Suite 600 Herndon, VA 20171	Provider of Secure Business Collaboration Software
		Secured Debt(9)	7/6/2020	—	7.75% (L+6.75%, Floor 1.00%)	7/6/2026	29,738	29,151	29,714
PT Network, LLC(10)
501 Fairmount Avenue, Suite 302 Towson, MD 21286	Provider of Outpatient Physical Therapy and Sports Medicine Services
		Secured Debt(9)(19)	10/12/2017	—	8.50% (6.50% Cash, 2.00% PIK) (2.00% PIK + L+5.50%, Floor 1.00%)	11/30/2023	8,889	8,889	8,889
		Common Stock	1/1/2020	0.2%				—	80
								8,889	8,969
RA Outdoors LLC(10)
717 N Harwood Street #2400 Dallas, TX 75201	Software Solutions Provider for Outdoor Activity Management
		Secured Debt(9)	4/8/2021	—	7.75% (L+6.75%, Floor 1.00%)	4/8/2026	19,374	19,193	18,352
Research Now Group, Inc. and Survey Sampling International, LLC(11)
58 West 40th Street, 16th Floor New York, NY 10018	Provider of Outsourced Online Surveying
		Secured Debt(9)	12/29/2017	—	6.50% (L+5.50%, Floor 1.00%)	12/20/2024	20,124	19,789	19,899

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
RM Bidder, LLC(10)
1040 N. Las Palmas Ave
Building 40 Los Angeles, CA 90038	Scripted and Unscripted TV and Digital Programming Provider
		Member Units	11/12/2015	0.0%				46	26
		Warrants(26)	11/12/2015	0.6%		10/20/2025		—	—
				0.8%		10/20/2025		425	—
								471	26
Roof Opco, LLC(10)
1209 N Ave ste 13 Plano, TX 75074	Residential Re-Roofing/ Repair
		Secured Debt(9)	8/27/2021	—	7.00% (L+6.00%, Floor 1.00%)	8/27/2026	2,800	2,704	2,704
RTIC Subsidiary Holdings, LLC(10)
20702 Hempstead Road, Suite 110 Houston, TX 77065	Direct-To-Consumer eCommerce Provider of Outdoor Products
		Secured Debt(9)	9/1/2020	—	9.00% (L+7.75%, Floor 1.25%)	9/1/2025	18,191	17,997	18,191
Rug Doctor, LLC.(10)
2201 West Plano Parkway, Suite 100 Plano, TX 75075	Carpet Cleaning Products and Machinery
		Secured Debt(9)	7/16/2021	—	7.25% (L+6.25%, Floor 1.00%)	11/16/2024	11,145	10,902	10,902
Salient Partners L.P.(11)
4265 San Felipe, 8th Floor Houston, TX 77027	Provider of Asset Management Services
		Secured Debt(9)	8/31/2018	—	7.00% (L+6.00%, Floor 1.00%)	10/30/2022	6,251	6,247	4,063
		Secured Debt(9)	9/30/2021	—	6.00% (L+5.00%, Floor 1.00%)	10/30/2022	1,250	1,250	2,435
								7,497	6,498
Savers, Inc.(11)
11400 SE 6th Street Bellevue, WA 98004	For-Profit Thrift Retailer
		Secured Debt(9)	5/14/2021	—	6.25% (L+5.50%, Floor 0.75%)	4/26/2028	11,400	11,295	11,386
SIB Holdings, LLC(10)
796 Meeting Street Charleston, SC 29403	Provider of Cost Reduction Services
		Secured Debt(9)	10/29/2021	—	7.00% (L+6.00%, Floor 1.00%)	10/29/2026	6,282	6,134	6,145
		Common Equity	10/29/2021	0.2%				200	200
								6,334	6,345
South Coast Terminals Holdings, LLC(10)
7401 Wallisville Rd. Houston, TX 77020	Specialty Toll Chemical Manufacturer
		Secured Debt(9)	12/10/2021	—	7.25% (L+6.25%, Floor 1.00%)	12/13/2026	50,704	49,589	49,589
		Common Equity	12/10/2021	0.6%				864	864
								50,453	50,453
Staples Canada ULC(10)(13)(21)
6 Staples Avenue Richmond Hill, Ontario ON L4B 4W3	Office Supplies Retailer
		Secured Debt(9)(22)	9/14/2017	—	8.00% (L+7.00%, Floor 1.00%)	9/12/2024	16,116	16,039	15,620
Stellant Systems, Inc.(11)
107 Woodmere Rd. Folsom, CA 95630	Manufacturer of Traveling Wave Tubes and Vacuum Electronic Devices
		Secured Debt(9)	1/0/1900	—	6.25% (L+5.50%, Floor 0.75%)	10/1/2028	7,700	7,625	7,700

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Student Resource Center, LLC(10)
10 High Street Jamestown, RI 02835	Higher Education Services
		Secured Debt(9)	6/25/2021	—	9.00% (L+8.00%, Floor 1.00%)	6/25/2026	10,969	10,753	10,826
Tacala Investment Corp.(34)
3750 Corporate Woods Drive Vestavia Hills, AL 35242	Quick Service Restaurant Group
		Secured Debt(9)	3/19/2021	—	4.25% (L+3.50%, Floor 0.75%)	2/5/2027	1,995	1,995	1,994
Team Public Choices, LLC(11)
3131 Camino del Rio North, Suite 650 San Diego, CA 92108	Home-Based Care Employment Service Provider
		Secured Debt(9)	12/22/2020	—	6.00% (L+5.00%, Floor 1.00%)	12/18/2027	15,109	14,778	15,071
Tectonic Financial, LLC
6900 N. Dallas Parkway, Suite 500 Plano, TX 75024	Financial Services Organization
		Common Stock(8)	5/15/2017	2.8%				2,000	4,650
Tex Tech Tennis, LLC(10)
4448 West Lover Lane Dallas, Texas 75209	Sporting Goods & Textiles
		Common Stock(30)	7/7/2021	2.7%				1,000	1,000
U.S. TelePacific Corp.(11)
515 S. Flower St. 47th Floor Los Angeles, CA 90071	Provider of Communications and Managed Services
		Secured Debt(9)	5/17/2017	—	7.00% (L+6.00%, Floor 1.00%)	5/2/2023	17,088	16,985	12,917
USA DeBusk LLC(10)
1005 W 8th St Deer Park, TX 77536	Provider of Industrial Cleaning Services
		Secured Debt(9)	10/22/2019	—	6.75% (L+5.75%, Floor 1.00%)	9/8/2026	37,281	36,510	37,281
Veregy Consolidated, Inc.(11)
23325 North 23rd Avenue Suite 120 Phoenix, AZ 85027	Energy Service Company
		Secured Debt(9)	11/9/2020	—	6.25% (L+5.25, Floor 1.00%)	11/3/2025	5,875	5,111	5,111
		Secured Debt(9)	11/9/2020	—	7.00% (L+6.00%, Floor 1.00%)	11/3/2027	14,888	14,524	14,925
								19,635	20,036
Vida Capital, Inc(11)
835 W 6th St #1400 Austin, TX 78703	Alternative Asset Manager
		Secured Debt	10/10/2019	—	6.10% (L+6.00%)	10/1/2026	17,089	16,905	15,850
Vistar Media, Inc.(10)
137 5th Ave. 5th Floor New York, NY 10010	Operator of Digital Out-of-Home Advertising Platform
		Preferred Stock(38)	4/3/2019	22.5%				767	1,726
VORTEQ Coil Finishers, LLC(10)
135 Alleghany Ave Ste A Oakmont, PA 15139	Specialty Coating of Aluminum and Light-Gauge Steel
		Secured Debt(9)	11/30/2021	—	8.50% (L+7.50%, Floor 1.00%)	11/30/2026	25,962	25,450	25,450
		Common Equity	11/30/2021	4.3%				1,038	1,038
								26,488	26,488
Wahoo Fitness Acquisition L.L.C.(11)
12 East 49th Street, 20th Floor New York,	Fitness Training Equipment Provider
		Secured Debt(9)	8/17/2021	—	6.75% (L+5.75%, Floor 1.00%)	8/12/2028	15,000	14,569	14,916

Portfolio Company(1) (20)	Business Description	Type of Investment(2)(3) (15)	Investment Date(24)	Percent of Class Held(37)	Rate	Maturity Date	Principal(4)	Cost(4)	Fair Value(18)
Wall Street Prep, Inc.(10)
1330 Beacon St. Brookline, MA ‘02446	Financial Training Services
		Secured Debt(9)	7/19/2021	—	8.00% (L+7.00%, Floor 1.00%)	7/19/2026	4,373	4,288	4,285
		Common Stock	7/19/2021	0.7%				400	400
								4,688	4,685
Watterson Brands, LLC(10)
122 May River Rd. #300 Bluffton, SC 29910	Facility Management Services
		Secured Debt(9)	12/17/2021	—	7.25% (L+6.25%, Floor 1.00%)	12/17/2026	25,876	25,267	25,267
Winter Services LLC(10)
2100 S. 116th Street West Allis, WI 53227	Provider of Snow Removal and Ice Management Services
		Secured Debt(9)	11/19/2021	—	8.00% (L+7.00%, Floor 1.00%)	11/19/2026	10,278	10,018	10,061
Xenon Arc, Inc.(10)
777 108th Ave Northeast Suite 1750 Bellevue, WA 98004	Tech-enabled Distribution Services to Chemicals and Food Ingredients Primary Producers
		Secured Debt(9)	12/17/2021	—	6.75% (L+6.00%, Floor 0.75%)	12/17/2026	38,600	37,423	37,423
YS Garments, LLC(11)
15730 S. Figueroa St. Gardena, CA 90248	Designer and Provider of Branded Activewear
		Secured Debt(9)	8/22/2018	—	6.50% (L+5.50%, Floor 1.00%)	8/9/2024	13,034	12,967	12,578
Subtotal Non-Control/Non-Affiliate Investments (85.2% of net assets at fair value)								$1,573,110	$1,523,360
Total Portfolio Investments, December 31, 2021 (199.2% of net assets at fair value)								$3,259,246	$3,561,831

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. See Note C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a description of Lower Middle Market portfolio investments. All of the Company’s investments, unless otherwise noted, are encumbered either as security for the Company’s credit facility or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C to our consolidated financial statements and Schedule 12-14 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a summary of geographic location of portfolio companies.

(4)
Principal is net of repayments. Cost is net of repayments and accumulated unearned income.

(5)
Control investments are defined by the 1940 Act, as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% (inclusive) of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate. A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2021. As noted in this schedule, 67% of the loans (based on the par amount) contain LIBOR floors which range between 0.50% and 2.00%, with a weighted-average LIBOR floor of approximately 1.06%.
(10)
Private Loan portfolio investment. See Note C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a description of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a description of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a description of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
All of the Company’s portfolio investments are generally subject to restrictions on resale as “restricted securities.”

(16)
External Investment Manager. Investment is not encumbered as security for the Company’s credit facility or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Investment fair value was determined using significant unobservable inputs, unless otherwise noted. See Note C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for further discussion.

(19)
PIK interest income and cumulative dividend income represent income not paid currently in cash.

(20)
All portfolio company headquarters are based in the United States, unless otherwise noted.

(21)
Portfolio company headquarters are located outside of the United States.

(22)
In connection with the Company’s debt investment in Staples Canada ULC and in an attempt to mitigate any potential adverse change in foreign exchange rates during the term of the Company’s investment, the Company maintains a forward foreign currency contract with Cadence Bank to lend $21.4 million Canadian Dollars and receive $16.9 million U.S. Dollars with a settlement date of September 14, 2022. The unrealized depreciation on the forward foreign currency contract was not significant as of December 31, 2021.

(23)
The Company has entered into an intercreditor agreement that entitles the Company to the “last out” tranche of the first lien secured loans, whereby the “first out” tranche will receive priority as to the “last out” tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 7.25% (Floor 1.25%) per the credit agreement and the Consolidated Schedule of Investments above reflects such higher rate.

(24)
Investment date represents the date of initial investment in the security position.

(25)
Warrants are presented in equivalent shares with a strike price of $10.92 per share.

(26)
Warrants are presented in equivalent units with a strike price of $14.28 per unit.

(27)
Warrants are presented in equivalent shares/units with a strike price of $0.01 per share/unit.

(28)
Warrants are presented in equivalent shares with a strike price of $0.001 per share.

(29)
Warrants are presented in equivalent units with a strike price of $1.50 per unit.

(30)
Shares/Units represent ownership in an underlying Real Estate or HoldCo entity.

(31)
Investment is not unitized.Presentation is made in percent of fully diluted ownership unless otherwise indicated.

(32)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investment in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investment in this portfolio company is on non-accrual status.

(33)
The Company has entered into an intercreditor agreement that entitles the Company to the “last out” tranche of the first lien secured loans, whereby the “first out” tranche will receive priority as to the “last out” tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 7.96% (Floor 1.00%) per the credit agreement and the Consolidated Schedule of Investments above reflects such higher rate.

(34)
Short-term portfolio investments. See Note C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a description of short-term portfolio investments.

(35)
The security has an effective contractual interest rate of 2.00% PIK + L+6.50%, Floor 1.00%, but the issuer may, in its discretion, elect to pay the PIK interest in cash. The rate presented represents the effective current yield based on actual payments received during the period.

(36)
Delayed draw term loan facility permits the borrower to make an interest rate election on each new tranche of borrowings under the facility. The rate presented represents a weighted-average rate for borrowings under the facility. As of December 31, 2021, borrowings under the loan facility bear interest at L+6.00% or Prime+5.00%.

(37)
Percent of class held is presented for equity investments only. Unless otherwise noted, for any warrants, convertible or preferred equity instruments, the percent of class represents the percent of common equity class in the portfolio company that such instrument is convertible or exchangeable into as such instrument does not contain any preferred return rights that would change the investment’s economic interest in a sale or exit transaction.

(38)
Percent of class for investment represents percent of specific class only, as such investment has contractual return rights specific to its class.

(39)
Position earns a preferred return but is non-participating. As such, there is no associated ownership allocation for the position.

SENIOR SECURITIES
Information about our senior securities is shown in “Note E — Debt” in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and is incorporated by reference into this prospectus in its entirety. The senior securities table has been audited by Grant Thornton LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus. The information about our senior securities should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K filed with the SEC.
BUSINESS
The information contained under the caption “Item 1: Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.
MANAGEMENT
The information contained under the captions “Election of Directors”, “Corporate Governance” and “Executive Officers” in our most recent Definitive Proxy Statement on Schedule 14A and “Item 1: Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The information contained under the caption “Certain Relationships and Related Transactions” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The information contained under the caption “Security Ownership of Certain Beneficial Owners and Management” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
Our stockholders may from time to time vote to allow us to issue common stock at a price below the net asset value (“NAV”) per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below net asset value at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:
•
a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•
a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:
•
The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•
The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•
The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•
Whether the proposed offering price would closely approximate the market value of our shares;

•
The potential market impact of being able to raise capital during the current financial market difficulties;

•
The nature of any new investors anticipated to acquire shares in the offering;

•
The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•
The leverage available to us, both before and after any offering, and the terms thereof.

We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2021 annual meeting of stockholders, and we are not seeking such approval at our 2022 annual meeting of stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future annual meetings or special meetings of stockholders.
Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:
•
existing stockholders who do not purchase any shares in the offering;

•
existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•
new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.
	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.60	—	$8.00	—

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(4.00)%		(20.00)%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.
The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$110,525	—	$131,575	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,525)	—	$425	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.60	—	$9.60	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.28)%	—	0.32%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors
Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.
	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.20%	—	0.20%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$24,000	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$21,050	—	$25	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,950	—	$19,975	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.18	—	$7.99	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.01%	—	79,900.00%

(1)
Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN
We have adopted a dividend reinvestment and direct stock purchase plan, or the Plan. The direct stock purchase feature of the Plan is designed to provide new investors and existing holders of our common stock with a convenient and economical method to purchase shares of our common stock and is described in more detail in a separate prospectus supplement. The dividend reinvestment feature of the Plan, or the dividend reinvestment plan, provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer & Trust Company, LLC, the Plan Administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our dividend reinvestment plan, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our registered stockholders (or stockholders holding shares through participating brokerage firms) who have not properly “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested into additional shares of our common stock.
No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the Plan Administrator in writing so that such notice is received by the Plan Administrator no later than three business days before the payment date for a particular dividend to stockholders. The Plan Administrator will set up an account for shares acquired through the dividend reinvestment plan for each registered stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, the Plan Administrator will issue a certificate registered in the participant’s name for some of all of the whole shares of our common stock credited to a participant’s account. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
The share requirements of the dividend reinvestment plan may be satisfied through the issuance of new shares of common stock or through open market purchases of common stock by the Plan Administrator. Newly-issued shares will be valued based upon the final closing price of our common stock on a valuation date determined for each dividend by our Board of Directors. Shares purchased in the open market to satisfy the dividend reinvestment plan requirements will be valued based upon the average price of the applicable shares purchased by the Plan Administrator before any associated brokerage or other costs.
There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the dividend reinvestment plan. We will pay the Plan Administrator’s fees under the dividend reinvestment plan.
Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the dividend reinvestment plan by notifying the Plan Administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of their statement and sending it to the Plan Administrator at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Administrator at 1-866-706-8371.
We may amend, modify, suspend or terminate the Plan, including the dividend reinvestment plan, at any time in our sole discretion. Participants will receive written notice of any material amendment, modification, suspension or termination. All correspondence concerning the plan should be directed to the Plan Administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-866-706-8371.

DESCRIPTION OF COMMON STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our common stock being offered.
Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share. Set forth below is a chart describing the classes of our common stock outstanding as of March 1, 2022:
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	71,692,388
Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.
Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his or her undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determines based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement. We have also entered into agreements  similar to the form of Indemnity Agreement with certain of our non-officer and non-director employees and agents serving as officers, managers, directors and in other similar roles of certain of our subsidiaries and portfolio companies at our request.
We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.
Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws
The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Election of Directors
Our bylaws provide that in uncontested elections, directors are elected by a majority of the votes cast in the election of directors, such that a nominee for director will be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. In a contested election (i.e., the number of nominees exceeds the number of directors to be elected), directors would be elected by a plurality of the votes cast in such election. Pursuant to our corporate governance guidelines, incumbent directors must agree to tender their resignation if they fail to receive the required number of votes for re-election in a case where a majority voting standard is applied, and in such event the Nominating and Corporate Governance Committee of our Board of Directors will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board of Directors. These procedures are described in more detail in our Corporate Governance and Stock Ownership Guidelines, which are available at http://mainstcapital.com under “Governance — Governance Documents” in the “Investors” section of our website. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meeting of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
Currently, our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws. We are seeking stockholder approval at our 2022 annual meeting of stockholders to approve an amendment to our articles of incorporation to allow our stockholders to amend our bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter. If the amendment to our articles of incorporation is approved by our stockholders, we expect that our Board of Directors will similarly amend our bylaws.
No Appraisal Rights
Except with respect to appraisal rights that may arise in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.
Control Share Acquisitions
The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•
one-tenth or more but less than one-third;

•
one-third or more but less than a majority; or

•
a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.
We are not currently subject to the Control Share Act since our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. It is our understanding that the SEC staff would not recommend enforcement action against a BDC under 1940 Act Section 18(i), made applicable to BDCs by Section 61 thereunder, for opting in and triggering a control share statute if the decision to do so by the board of directors of the BDC was taken with reasonable care on a basis consistent with other applicable duties and law and the duty to the BDC and its stockholders generally.
However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests in light of (1) the Board of Directors’ fiduciary obligations to us, (2) applicable federal and state law provisions and (3) the particular facts and circumstances surrounding the Board of Directors’ action.
Business Combinations
Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
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any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% (or two-thirds if certain requirements are met) of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:
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the designation and number of shares of such series;

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the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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any provisions relating to convertibility or exchangeability of the shares of such series;

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the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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the voting powers, if any, of the holders of shares of such series;

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any provisions relating to the redemption of the shares of such series;

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any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
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the title of such subscription rights;

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the exercise price or a formula for the determination of the exercise price for such subscription rights;

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the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

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the extent to which such subscription rights are transferable;

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if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

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the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

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if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

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any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:
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the designation or title of the series of debt securities;

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the total principal amount of the series of debt securities;

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the percentage of the principal amount at which the series of debt securities will be offered;

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the date or dates on which principal will be payable;

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the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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the terms for redemption, extension or early repayment, if any;

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the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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the place or places of payment, transfer, conversion and/or exchange of the debt securities;

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the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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the provision for any sinking fund;

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any restrictive covenants;

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any Events of Default;

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whether the series of debt securities are issuable in certificated form;

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any provisions for defeasance or covenant defeasance;

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any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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whether the debt securities are subject to subordination and the terms of such subordination;

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whether the debt securities are secured and the terms of any security interests;

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the listing, if any, on a securities exchange; and

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any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this “Description of Our Debt Securities”, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
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how it handles securities payments and notices,

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whether it imposes fees or charges,

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how it would handle a request for the holders’ consent, if ever required,

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whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

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how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

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if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
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An investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

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An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

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If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:
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We do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

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We do not pay interest on a debt security of the series within 30 days of its due date;

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We do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

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We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

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Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

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Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
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You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

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The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

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The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

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The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
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in respect of the payment of principal, any premium or interest or

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in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
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Where we merge out of existence or sell our assets, the resulting or transferee entity must agree to be legally responsible for our obligations under the debt securities;

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

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We must deliver certain certificates and documents to the trustee; and

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We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:
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change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

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reduce any amounts due on a debt security;

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reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

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adversely affect any right of repayment at the holder’s option;

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change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

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impair your right to sue for payment;

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adversely affect any right to convert or exchange a debt security in accordance with its terms;

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modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

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reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

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reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

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change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
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If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

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For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

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For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:
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We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

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We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

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We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

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Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

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No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

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Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
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We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

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We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
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We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

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Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

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No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

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Satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described below under “Indenture Provisions — Subordination,” such subordination would not prevent the Trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
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only in fully registered certificated form,

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without interest coupons, and

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unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any, on) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any, on) and unpaid interest on:
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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

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renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
The Bank of New York Mellon Trust Company, N.A. will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
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A citizen or individual resident of the United States;

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A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

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A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated, and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Taxation as a Regulated Investment Company
MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Code. MSCC’s taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, and 90% of our tax-exempt income (the “Annual Distribution Requirement”). As part of maintaining RIC status, undistributed taxable income (subject to a 4% non-deductible U.S. federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (i) filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.
For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
We are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary taxable income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any taxable income recognized, but not distributed, in preceding years on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, exclude amounts carried over into the following year, and include the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% U.S. federal excise tax based on 98% of our annual taxable income and 98.2% of our capital gain net income in excess of distributions for the year.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
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continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

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diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

In order to comply with the 90% Income Test, we formed the Taxable Subsidiaries as wholly owned taxable subsidiaries for the primary purpose of permitting us to own equity interests in portfolio companies which are “pass-through” entities for tax purposes. Absent the taxable status of the Taxable Subsidiaries, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant U.S. federal income taxes. The Taxable Subsidiaries are consolidated with Main Street for generally accepted accounting principles in the United States of America (“U.S. GAAP”) purposes and are included in our consolidated financial statements, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of the portfolio investments. The income tax expense, or benefit, if any, and any related tax assets and liabilities, are reflected in our consolidated financial statements.
The External Investment Manager is accounted for as a portfolio investment for U.S. GAAP purposes and is an indirect wholly owned subsidiary of MSCC, owned through a Taxable Subsidiary. The External Investment Manager is owned by a Taxable Subsidiary in order to comply with the 90% Income Test, since the External Investment Manager’s income would likely not consist of income derived from securities, such as dividends and interest, and as result, it could jeopardize our ability to qualify as a RIC, and therefore cause us to incur significant U.S. federal income taxes. As a result of its ownership by a Taxable Subsidiary, the External Investment Manager is a disregarded entity for tax purposes. The External Investment Manager has also entered into a tax sharing agreement with its Taxable Subsidiary owner. Since the External Investment Manager is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC’s consolidated financial statements, and as a result of the tax sharing agreement with its Taxable Subsidiary owner, for its stand-alone financial reporting purposes the External Investment Manager is treated as if it is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The income tax expense, or benefit, if any, and the related tax assets and liabilities, of the External Investment Manager are reflected in the External Investment Manager’s separate financial statements.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants and debt securities invested in at a discount to par), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash such as PIK interest, cumulative dividends or amounts that are received in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Regulation as a Business Development Company — Senior Securities” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the U.S. Department of Treasury (“Treasury”) regulations, distributions payable by us in cash or in shares of stock (at the stockholder’s election) would satisfy the Annual Distribution Requirement. The Internal Revenue Service has issued guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% (10% in the case of distributions between November 1, 2021 and June 30, 2022) of the total distribution. According to this guidance, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as (i) ordinary income (including any qualified dividend income that, in the case of a noncorporate stockholder, may be eligible for the same reduced maximum tax rate applicable to long-term capital gains to the extent such distribution is properly reported by us as qualified dividend income and such stockholder satisfies certain minimum holding period requirements with respect to our stock), or (ii) long-term capital gain (to the extent such distribution is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20.0% (plus the 3.8% Medicare surtax discussed below, if applicable). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20.0% (plus the 3.8% Medicare surtax, if applicable) maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% (plus the 3.8% Medicare surtax, if applicable) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
If a stockholder reinvests our distributions in additional shares, such stockholder will generally be subject to the same U.S. federal, state and local tax consequences as if it had received a distribution in cash and, for this purpose, a stockholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the stockholder would have received if it had elected to receive the distribution in cash. If we issue additional shares with a fair market value equal to or greater than net asset value, however, the stockholder will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Any such additional shares will have a tax basis equal to the amount treated as a distribution for U.S. federal income tax purposes. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.
In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% Medicare surtax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year but may carryback such losses for three years or carry forward such losses for five years.
We, or the applicable withholding agent, will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to any U.S. stockholder that is not otherwise exempt (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
We generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly reported such distributions and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.
Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in jurisdictions that have entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds our common stock, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our common stock and proceeds from the sale of our common stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).
If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. If we were subject to tax on all of our taxable income at regular corporate rates, then distributions we make after being subject to such tax would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the maximum 20% rate (plus a 3.8% Medicare surtax, if applicable) applicable to qualified dividends to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate taxpayers would be eligible for a dividends-received deduction on distributions they receive. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.
REGULATION
We are subject to regulation as described in “Item 1. Business  —  Regulation” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

PLAN OF DISTRIBUTION
We may offer, from time to time in one or more offerings or series, our common stock, preferred stock, subscription rights or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through or without agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. See “Risk Factors — Risks Relating to Our Securities — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us, and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified, and any such compensation received from us will be described in the applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters who are qualified market makers on the New York Stock Exchange may engage in passive market making transactions in our common stock, preferred stock, subscription rights or debt securities, as applicable, on the New York Stock Exchange in accordance with Rule 103 of Regulation M, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1801 Main Street, 8th Floor, Houston, Texas 77002, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York, telephone number: (212) 936-5100.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. When necessary, our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
We also pay brokerage commissions incurred in connection with open-market purchases of our publicly traded securities from time to time, including pursuant to our dividend reinvestment plan.
We did not pay significant brokerage commissions during the three years ended December 31, 2021 in connection with the acquisition and/or disposal of our investments.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Dechert LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements, financial highlights, financial statement schedule and management’s assessment of the effectiveness of internal control over financial reporting incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.
Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Company’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the U.S. Securities and Exchange Commission.
AVAILABLE INFORMATION
This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. This information is also available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.
INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.
We incorporate by reference the documents listed below and any future filings we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of the securities covered by this prospectus; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, and other information previously filed with the SEC.
This prospectus incorporates by reference the documents set forth below that have previously been filed with the SEC:
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our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022;

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our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 22, 2021;

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our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 19, 2022, February 24, 2022 and February 28, 2022; and

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the description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-33723), as filed with the SEC on October 13, 2010, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, free of charge, see “Available Information.”
PRIVACY NOTICE
We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street, and its terms apply both to our current stockholders and to former stockholders as well.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third party except as described below.
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The People and Companies that Make Up Main Street.   It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•
Service Providers.   We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials.   If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

PROSPECTUS

PART C
Other Information
Item 25.  Financial Statements and Exhibits
(1)
Financial Statements

The consolidated financial statements as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) as of December 31, 2021 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus” in reliance on the report of Grant Thornton LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
(2)
Exhibits

(a)	Articles of Amendment and Restatement of Main Street Capital Corporation (previously filed as Exhibit (a) to Main Street Capital Corporation’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on August 15, 2007 (Reg. No. 333-142879))
(b)	Amended and Restated Bylaws of Main Street Capital Corporation (previously filed as Exhibit 3.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed on March 6, 2013 (File No. 1-33723))
(c)	Not Applicable
(d)(1)	Form of Common Stock Certificate (previously filed as Exhibit (d) to Main Street Capital Corporation’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on August 15, 2007 (Reg. No. 333-142879))
(d)(2)	Form of Subscription Certificate*
(d)(3)	Form of Subscription Agent Agreement*
(d)(4)	Form of Preferred Stock Certificate*
(d)(5)	Form of Indenture between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A. (previously filed as Exhibit (d)(6) to Main Street Capital Corporation’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on March 28, 2013 (Reg. No. 333-183555))
(d)(6)	Statement of Eligibility of Trustee on Form T-1 of The Bank of New York Mellon Trust Company, N.A., as trustee with respect to the Indenture under Exhibit (d)(5)**
(d)(7)	Form of Third Supplemental Indenture relating to the 4.50% Notes due 2022, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A. (previously filed as Exhibit (d)(12) to Main Street Capital Corporation’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-2 filed on November 17, 2017 (Reg. No. 333-203147))
(d)(8)	Form of 4.50% Notes due 2022 (incorporated by reference to Exhibit (d)(7))
(d)(9)	Form of Fourth Supplemental Indenture relating to the 5.20% Notes due 2024, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A. (previously filed as Exhibit (d)(11) to Main Street Capital Corporation’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-2 filed on April 18, 2019 (Reg. No. 333-223483))
(d)(10)	Form of 5.20% Notes due 2024 (incorporated by reference to Exhibit (d)(9))
(d)(11)	Fifth Supplemental Indenture relating to the 3.00% Notes due 2026, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (previously filed as Exhibit 4.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed on January 14, 2021 (File No. 1-33723))
(d)(12)	Form of 3.00% Notes due 2026 (incorporated by reference to Exhibit (d)(11))

(e)	Dividend Reinvestment and Direct Stock Purchase Plan, effective May 10, 2019 (previously filed as Exhibit 99.1 to Main Street Capital Corporation’s Current Report on Form 8 K filed on May 10, 2019 (File No. 1 33723))
(f)(1)	Main Street Mezzanine Fund, LP SBIC debentures guaranteed by the SBA (previously filed as Exhibit (f)(1) to Main Street Capital Corporation’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed on June 22, 2007 (Reg. No. 333-142879))
(f)(2)	Main Street Capital III, LP SBIC debentures guaranteed by the SBA (see Exhibit (f)(1) to Main Street Capital Corporation’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed on June 22, 2007 for a substantially identical copy of the form of debentures)
(g)(1)	Investment Advisory and Administrative Services Agreement dated October 30, 2020, by and among MSC Adviser I, LLC and MSC Income Fund, Inc. (previously filed as Exhibit 10.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed on November 3, 2020 (File No. 1-33723))
(h)(1)	Form of Underwriting Agreement for equity securities*
(h)(2)	Form of Underwriting Agreement for debt securities*
(h)(3)	Form of Equity Distribution Agreement for common stock*
(i)(1)	Main Street Capital Corporation 2015 Equity and Incentive Plan (previously filed as Exhibit 4.4 to Main Street Capital Corporation’s Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))
(i)(2)	Form of Restricted Stock Agreement for Executive Officers — Main Street Capital Corporation 2015 Equity and Incentive Plan (previously filed as Exhibit 4.6 to Main Street Capital Corporation’s Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))
(i)(3)	Main Street Capital Corporation 2015 Non-Employee Director Restricted Stock Plan (previously filed as Exhibit 4.5 to Main Street Capital Corporation’s Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))
(i)(4)	Form of Restricted Stock Agreement for Non-Employee Directors — Main Street Capital Corporation 2015 Non-Employee Director Restricted Stock Plan (previously filed as Exhibit 4.7 to Main Street Capital Corporation’s Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))
(i)(5)	Main Street Capital Corporation Deferred Compensation Plan Adoption Agreement and Plan Document (previously filed as Exhibit 4.1 to Main Street Capital Corporation’s Registration Statement on Form S-8 filed on December 18, 2015 (File No. 333-208643))
(j)	Custodian Agreement (previously filed as Exhibit (j) to Main Street Capital Corporation’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on September 21, 2007 (Reg. No. 333-142879))
(k)(1)	Form of Confidentiality and Non-Compete Agreement by and between Main Street Capital Corporation and Vincent D. Foster (previously filed as Exhibit (k)(12) to Main Street Capital Corporation’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on September 21, 2007 (Reg. No. 333-142879))
(k)(2)	Form of Indemnification Agreement by and between Main Street Capital Corporation and each executive officer and director (previously filed as Exhibit (k)(13) to Main Street Capital Corporation’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on September 21, 2007 (Reg. No. 333-142879))
(k)(3)	Omnibus Amendment No. 1, dated as of April 7, 2021, by and among Main Street, the guarantors party thereto, Truist Bank, as administrative agent, solely with respect to Section 2 thereof, the withdrawing lender, and the lenders party thereto (previously filed as Exhibit 10.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed on April 8, 2021 (File No. 1-33723))

(k)(4)	Third Amended and Restated General Security Agreement dated June 5, 2018 (previously filed as Exhibit 10.2 to Main Street Capital Corporation’s Current Report on Form 8-K filed on June 6, 2018 (File No. 1-33723))
(k)(5)	Third Amended and Restated Equity Pledge Agreement dated June 5, 2018 (previously filed as Exhibit 10.3 to Main Street Capital Corporation’s Current Report on Form 8-K filed on June 6, 2018 (File No. 1-33723))
(k)(6)	Amended and Restated Custodial Agreement dated September 20, 2010 (previously filed as Exhibit 10.3 to Main Street Capital Corporation’s Current Report on Form 8-K filed September 21, 2010 (File No. 1-33723))
(k)(7)	Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Custodial Agreement dated November 21, 2011 (previously filed as Exhibit 10.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed November 22, 2011 (File No. 1-33723))
(l)	Opinion and Consent of Counsel**
(m)	Not Applicable
(n)(1)	Consent of Grant Thornton LLP regarding Main Street Capital Corporation **
(n)(2)	Power of Attorney (see signature page to this registration statement)
(r)	Code of Ethics**
(s)	Filing Fee Table**
99.1	Joint Code of Business Conduct and Ethics (previously filed as Exhibit 14.1 to Main Street Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, filed on February 26, 2021 (File No. 1-33723))
99.2	Form of Preliminary Prospectus Supplement for Common Stock Offerings (previously filed as Exhibit 99.3 to Main Street Capital Corporation’s Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))
99.3	Form of Preliminary Prospectus Supplement for Preferred Stock Offerings (previously filed as Exhibit 99.4 to Main Street Capital Corporation’s Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))
99.4	Form of Preliminary Prospectus Supplement for Rights Offerings (previously filed as Exhibit 99.6 to Main Street Capital Corporation’s Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))
99.5	Form of Preliminary Prospectus Supplement for Debt Securities Offerings (previously filed as Exhibit 99.7 to Main Street Capital Corporation’s Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))

*
To be filed by amendment, if applicable.

**
Filed herewith.

Item 26.  Marketing Arrangements
The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.  Other Expenses of Issuance and Distribution
SEC registration fee	$(1)
New York Stock Exchange additional listing fee	$(2)
FINRA filing fee	$(2)
Accounting fees and expenses	$(2)
Legal fees and expenses	$(2)
Printing and engraving	$(2)
Miscellaneous fees and expenses	$(2)
Total	$(2)

(1)
In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(2)
These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

All of the expenses set forth above shall be borne by the Registrant.
Item 28.  Persons Controlled by or Under Common Control
Main Street Capital Corporation, directly or indirectly, owns 100% of each the following consolidated subsidiaries:
•
Main Street Capital Partners, LLC — a Delaware limited liability company

•
Main Street Mezzanine Fund, LP — a Delaware limited partnership

•
Main Street Mezzanine Management, LLC — a Delaware limited liability company

•
Main Street Equity Interests, Inc. — a Delaware corporation

•
Main Street Capital III, LP — a Delaware limited partnership

•
Main Street Capital III GP, LLC — a Delaware limited liability company

•
Main Street CA Lending, LLC — a Delaware limited liability company

•
MS Equity Holdings, Inc., a Delaware corporation

•
MS International Holdings, Inc., a Delaware corporation

In addition, Main Street Capital Corporation may be deemed to control certain portfolio companies that are not consolidated by Main Street Capital Corporation. For a more detailed discussion of these entities, see “Portfolio Companies” in the prospectus.
Item 29.  Number of Holders of Securities
The following table sets forth the number of record holders of each of the Registrant’s securities at March 1, 2022.
Title of Class	Number of Record Holders
Common Stock, $0.01 par value	360
Item 30.  Indemnification
Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.
Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
In addition, we have entered into Indemnity Agreements with our directors and executive officers. The form of Indemnity Agreement entered into with each director and officer was previously filed with the SEC as Exhibit (k)(13) to Pre-Effective Amendment No. 3 to our Registration Statement on Form N-2 (Reg. No. 333-142879). The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his or her undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determines based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement. We have also entered into agreements similar to the form of Indemnity Agreement with certain of our non-officer and non-director employees and agents serving as officers, managers, directors and in other similar roles of certain of our subsidiaries and portfolio companies at our request.
We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.
Item 31.  Business and Other Connections of Investment Adviser
Not Applicable
Item 32.  Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the Registrant’s offices at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056. In addition, our securities are held under custody agreements by Amegy Bank National Association, whose address is 1801 Main Street, 8th Floor, Houston, Texas 77002, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217.
Item 33.  Management Services
Not Applicable
Item 34.  Undertakings
We hereby undertake:
1.
not applicable;

2.
not applicable;

3.	a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
i.
to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.
to reflect in the prospectus any facts or events after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
iii.
to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs 3.a.i, 3.a.ii, and 3.a.iii of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports we file with or furnish to the SEC pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;
b.
for the purpose of determining any liability under the Securities Act, that each such post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.
for the purpose of determining liability under the Securities Act to any purchaser:

(1)
that if we are relying on Rule 430B:

(A)
each prospectus we file pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)
each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)
that if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.
for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, that in a primary offering of our securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)
any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)
any free writing prospectus relating to the offering prepared by or on behalf of us or used or referred to by us;

(3)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(4)
any other communication that is an offer in the offering made by us to the purchaser;

4.
that for the purposes of determining any liability under the Securities Act:

a.
the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.
each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

5.
that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

6.
insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons, that we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue; and

7
to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 3, 2022.
MAIN STREET CAPITAL CORPORATION
By:	/s/ Dwayne L. Hyzak Dwayne L. Hyzak Chief Executive Officer
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Dwayne L. Hyzak, Jesse E. Morris, and Jason B. Beauvais and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself or her herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Dwayne L. Hyzak Dwayne L. Hyzak	Chief Executive Officer and Director (principal executive officer)	March 3, 2022
/s/ Jesse E. Morris Jesse E. Morris	Chief Financial Officer, Chief Operating Officer and Treasurer (principal financial officer)	March 3, 2022
/s/ Lance A. Parker Lance A. Parker	Vice President and Chief Accounting Officer (principal accounting officer)	March 3, 2022
/s/ Vincent D. Foster Vincent D. Foster	Chairman of the Board	March 3, 2022
/s/ Arthur L. French Arthur L. French	Director	March 3, 2022
/s/ J. Kevin Griffin J. Kevin Griffin	Director	March 3, 2022
/s/ John E. Jackson John E. Jackson	Director	March 3, 2022
/s/ Brian E. Lane Brian E. Lane	Director	March 3, 2022

Signature	Title	Date
/s/ Kay Matthews Kay Matthews	Director	March 3, 2022
/s/ Dunia A. Shive Dunia A. Shive	Director	March 3, 2022
/s/ Stephen B. Solcher Stephen B. Solcher	Director	March 3, 2022